UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

ESSA PHARMA INC.
(Name of Registrant as Specified in its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ESSA PHARMA INC.
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
OF ESSA PHARMA INC.
AND
PROXY STATEMENT
FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 9, 2023
January 24, 2023

If you have questions regarding the Meeting or require assistance with voting, you may contact Laurel
Hill at 1-877-452-7184 (North American toll free) or 1-416-304-0211 (calls outside North America)
or by email at assistance@laurelhill.com

ESSA PHARMA INC.
Suite 720, 999 West Broadway
Vancouver, British Columbia
Canada V5Z 1K5
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
NOTICE IS HEREBY GIVEN that the annual general meeting (the “Meeting”) of the shareholders of ESSA Pharma Inc. (the “Company”or “ESSA”) will be held virtually on March 9, 2023 at 2:00 p.m. (Pacific time) for the following purposes:
1.
to receive and consider the audited financial statements of the Company for the year ended September 30, 2022, together with the auditor’s report thereon;

2.
to set the number of directors for the ensuing year at nine;

3.
to elect the directors for the ensuing year;

4.
to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers;

5.
to appoint an auditor for the ensuing year and authorize the directors to approve the remuneration to be paid to the auditor; and

6.
to transact such other business as may properly come before the Meeting.

This year, out of an abundance of caution and to continue to deal with the ongoing health impact of coronavirus disease, also known as COVID-19, and mitigate risks to the health and safety or our communities, shareholders, employees and other stakeholders, we will hold our Meeting in a virtual only format, which will be conducted via live audio webcast. Shareholders will have an equal opportunity to participate at the Meeting online regardless of their geographic location.
Registered shareholders and duly appointed proxyholders can attend the Meeting online at https://web.lumiagm.com/282879245 where they can participate, vote, or submit questions during the Meeting’s live webcast. Non-registered shareholders who have not duly appointed themselves as proxyholder will be able to attend the Meeting as guests, but guests will not be able to vote at the Meeting.
The business to be considered at the Meeting may be considered at the Meeting or at any adjournment or postponement of the Meeting.
You are entitled to vote at the Meeting or at any adjournment or postponement thereof only if you were a shareholder of the Company at the close of business on January 10, 2023 (the “Record Date”). You are entitled to attend the Meeting or any adjournment or postponement thereof only if you were a shareholder at the Record Date or you hold a valid proxy to vote at the Meeting.
Whether or not you plan to attend the Meeting, we encourage you to read this proxy statement and promptly vote your shares. You may vote by completing, signing and dating the enclosed proxy or voting instruction card and returning it in the enclosed envelope, or by telephone or via the Internet. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers — How You Can Vote” beginning on page 5 and to the instructions on your proxy or voting instruction card.
DATED at Vancouver, British Columbia this 24th day of January 2023.
ON BEHALF OF THE BOARD OF DIRECTORS
/s/ David R. Parkinson

David R. Parkinson
President, Chief Executive Officer and Director

Important Notice Regarding the Availability of Proxy Statement Materials for the Annual General Meeting of Shareholders to be Held on March 9, 2023.
This proxy statement and the accompanying form of proxy or voting instruction card are being provided to shareholders beginning on or about January 24, 2023. Unless the context otherwise requires, references to the “Company”, “ESSA”, “we” and “our” refer to ESSA Pharma Inc. “Common Shares” means common shares without par value in the capital of the Company. “Beneficial Shareholders” means shareholders who do not hold Common Shares in their own name and “intermediaries” refers to brokers, investment firms, clearing houses and similar entities that own securities on behalf of Beneficial Shareholders.
These securityholder materials are being sent to both registered and non-registered owners of the securities. If you are a non-registered owner, and the issuer or its agent has sent these materials directly to you, your name and address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf. By choosing to send these materials to you directly, the Company (and not the intermediary holding on your behalf) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.

i

QUESTIONS AND ANSWERS
All amounts are in United States dollars (“$” or “US$”), unless otherwise stated. Canadian dollars are presented as “C$”, where indicated.
Proxy Materials
Why am I receiving these materials?
Our board of directors (the “Board”) is making these materials available to you by mailing paper copies to you in connection with our Meeting to be held on March 9, 2023. As a shareholder, you are invited to attend the Meeting and are entitled and requested to vote on the business items described in this proxy statement. This proxy statement is furnished in connection with the solicitation of proxies by or on behalf of the management and the Board. This proxy statement is designed to assist you in voting your shares and includes information that we are required to provide under the rules of the U.S. Securities and Exchange Commission (the “SEC”) and applicable Canadian securities laws.
The Meeting will be held in virtual only format, which will be conducted via live audio webcast. Shareholders will not be able to attend the Meeting in person. A summary of the information shareholders will need to attend the Meeting online is provided below.
Why is the Company having a virtual only Meeting?
This year, out of an abundance of caution and to continue to deal with the ongoing health impact of coronavirus disease, also known as COVID-19, and mitigate risks to the health and safety of our communities, shareholders, employees and other stakeholders, we will hold our Meeting in a virtual only format, which will be conducted via live audio webcast. Shareholders will have an equal opportunity to participate at the Meeting online regardless of their geographic location.
What is included in the proxy materials?
The proxy materials include:
•
our notice of meeting;

•
our proxy statement for the Meeting, including any schedules thereto;

•
a proxy or voting instruction card;

•
our 2022 Annual Report on Form 10-K; and

•
a virtual annual general meeting user guide.

What information is contained in this proxy statement?
The information in this proxy statement relates to the proposals to be voted on at the Meeting, the voting process, our Board and Board committees, corporate governance, the compensation of our directors and named executive officers and other required information.
I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?
If you share an address with another shareholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of the materials, please request the additional copy by contacting Laurel Hill Advisory Group (“Laurel Hill”) at 1-877-452-7184 (North American toll free) or 1-416-304-0211 (calls outside North America) or by email at assistance@laurelhill.com.
A separate set of the materials will be sent promptly following receipt of your request.
If you are a shareholder of record and wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact our transfer agent, Computershare Investor Services Inc. at:

Computershare Investor Services Inc.
100 University Ave, 8th Floor,
Toronto, ON, M5J 2Y1
1-800-564-6253 (Canada or the United States)
1-514-982-7555 (International toll free)
If you are a beneficial owner of shares and you wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact your bank or broker directly.
Shareholders also may write to, or email us, at the address below to request a separate copy of the proxy materials:
ESSA Pharma Inc.
Suite 720, 999 West Broadway
Vancouver, British Columbia
Canada V5Z 1K5
assistance@laurelhill.com
We will not transmit proxy materials using notice-and-access, as such term is defined by Canadian securities laws.
Who pays the cost of soliciting proxies for the Meeting?
We will bear the cost of solicitation. This solicitation of proxies is being made to shareholders by mail, but may be supplemented by telephone or other personal contact. The Company has retained Laurel Hill to act as its proxy solicitation agent. In connection with these services, Laurel Hill will receive C$35,000 plus reasonable out-of-pocket expenses.
If you have any questions regarding the Meeting or require assistance with voting, you may contact Laurel Hill at 1-877-452-7184 (North American Toll Free), 416-304-0211 (Calls Outside North America) or by email at assistance@laurelhill.com.
What items of business will be voted on at the Meeting?
The business items to be voted on at the Meeting are:
•
the setting of the number of directors of the Company at nine until the 2024 annual meeting of shareholders;

•
the election of nine members of the Board to hold office until the 2024 annual meeting of shareholders or until their successors are elected and qualified, subject to earlier resignation or removal;

•
the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers;

•
the appointment of Davidson & Company LLP (“Davidson”), Chartered Professional Accountants, as auditors for the Company for the ensuing year and the authorization of the Board to fix the remuneration to be paid to the auditor; and

•
to transact such other business as may properly come before the Meeting.

What are my voting choices?
You may vote: (1) “FOR” or “AGAINST” setting the number of directors of the Company at nine; (2) “FOR” or “WITHHOLD” for the election of any or all nominees for election as directors; (3) “FOR”, “AGAINST” or “ABSTAIN” for the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers; and (4) “FOR” or “WITHHOLD” for the appointment of Davidson as auditors for the ensuing year and the authorization of the Board to fix the auditor’s remuneration.

How does the Board recommend that I vote?
Our Board recommends that you vote your shares: (1) “FOR” setting the number of directors of the Company at nine; (2) “FOR” each of its nominees for election to the Board; (3) “FOR” the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers; and (4) “FOR” the appointment of Davidson as auditors for the ensuing year and the authorization of the Board to fix the auditor’s remuneration.
What vote is required to approve each item?
To conduct business at the Meeting, a quorum consisting of at least 33 1∕3% of the shares entitled to vote must be present or represented by proxy. Previously, the Company qualified as a Foreign Private Issuer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and was entitled to rely on certain corporate governance exemptions under Nasdaq rules. The Company no longer qualifies as a Foreign Private Issuer and as such must comply with Nasdaq’s quorum requirement, which is set at 33 1∕3% of the shares entitled to vote.
If you indicate “WITHHOLD” in respect to the election of directors, your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting and will be considered a vote cast under our majority voting policy (described under “Proposal 2 — Election of Directors”). You are not entitled to cumulative voting in the election of directors.
As described below, broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Meeting, but will not be considered votes cast with respect to the election of any director nominee or on any other proposal.
Proposal	Required Vote
1. Setting the Number of Directors at Nine	Majority of the votes cast on the proposal
2. Election of Directors	Plurality of votes- nominees receiving the nine highest number of votes at the Meeting will be elected*
3. Approval of Compensation of Named Executive Officers	Majority of the votes cast on the proposal
4. Appointment and Remuneration of Auditors	Majority of the votes cast on the proposal

*
See “Proposal 2 — Election of Directors” for a description of our majority voting policy. In an uncontested election, if the number of votes “withheld” for any nominee exceeds the number of votes “for” the nominee, then the policy requires that the nominee shall tender his or her written resignation to the Chair of the Board (the “Chair”).

What happens if additional items are presented at the Meeting?
We are not aware of any item that may be voted on at the Meeting that is not described in this proxy statement. However, the holders of the proxies that we are soliciting will have the discretion to vote them in accordance with their best judgment on any additional matters that may be voted on, including matters incidental to the conduct of the Meeting.
Where can I find the voting results?
We expect to announce preliminary voting results at the Meeting and to publish final results in a current report on Form 8-K that we will file with the SEC and in a press release that we will file on the System for Electronic Document Analysis and Retrieval (“SEDAR”) promptly following the Meeting. Both the Form 8-K and press release will also be available on our website at www.essapharma.com.
How You Can Vote
What shares can I vote?
You are entitled to one vote for each Common Share that you owned at the close of business on January 10, 2023, the Record Date for the Meeting, at the Meeting and any adjournment or postponement thereof. You may vote all shares owned by you on the Record Date, including (1) shares held directly in your name as the shareholder of record and (2) shares held for you as the beneficial owner through a bank, broker or other nominee. On the Record Date, there were 346 shareholders of record holding 131,907 of the 44,092,374 Common Shares that were outstanding, and the remaining 43,960,467 outstanding Common Shares were held through Cede & Co. and CDS & Co.
Each shareholder has the right to appoint a person or a company (who need not be a shareholder) to attend and act for him/her and on his/her behalf at the Meeting other than the persons designated in the enclosed form of proxy. See “Appointment of a Third Party as Proxy” below.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?
Most of our shareholders hold their shares through a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.
Shareholder of Record
If your shares are registered directly in your name with our transfer agent, Computershare Investor Services Inc., you are the shareholder of record of the shares. As the shareholder of record, you have the right to grant a proxy to vote your shares to representatives from the Company or to another person, or to vote your shares at the Meeting. You have received a proxy card to use in voting your shares either by mail or email.
Beneficial Owner
If your shares are held through a bank, broker or other nominee, it is likely that they are registered in the name of the nominee and you are the beneficial owner of shares held in street name.
As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct, and you also are invited to attend the Meeting. Your bank, broker, plan trustee or other nominee has provided a voting instruction card for you to use in directing how your shares are to be voted. However, since a beneficial owner is not the shareholder of record, you may not vote your shares at the Meeting, or any adjournment or postponement thereof, unless you obtain a legal proxy from the registered holder of the shares giving you the right to do so. See “Appointment of a Third Party as Proxy” below.
How can I vote at the Meeting?
Registered shareholders may vote at the Meeting by completing a ballot online during the Meeting, as further described below under the heading “How do I attend and participate at the Meeting?”.
You may vote shares for which you are the beneficial owner only by obtaining a legal proxy giving you the right to vote the shares from the bank, broker or other nominee that is the registered holder of your shares.
How can I vote without attending the Meeting?
Whether you hold your shares as a shareholder of record or as a beneficial owner, you may direct how your shares are to be voted without attending the Meeting or any adjournment or postponement thereof. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares as a beneficial owner, you may vote by submitting voting instructions to the registered owner of your shares. Each shareholder submitting a proxy has the right to appoint one or more proxyholders (but not more than five) to represent the shareholder at the Meeting to the extent and with the powers conferred by the proxy.
For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card. A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the proxy form.

Voting by Internet
Shareholders may vote over the Internet by following the instructions on the proxy or voting instruction card.
Voting by Telephone
Shareholders of record may vote by telephone by calling 1-866-732-8683 or, for shareholders of record outside of North America, by calling the number indicated on your proxy or voting instruction card, and following the instructions.
Most shareholders who are beneficial owners of their shares and have received a voting instruction card may vote by phone by calling the number specified on the voting instruction card provided by their bank, broker or nominee. These shareholders should check the card for telephone voting availability.
Voting by Mail
Shareholders may vote by mail by signing, dating and returning their proxy or voting instruction card to our transfer agent, Computershare Investor Services Inc. at the following address:
Computershare Investor Services Inc.
100 University Ave, 8th Floor,
Toronto, ON, M5J 2Y1
Additionally, ESSA may utilize the Broadridge Quickvote service to assist eligible beneficial owners with voting their shares. Eligible beneficial owners may be contacted by Laurel Hill to conveniently obtain a vote directly over the telephone.
How do I attend and participate at the Meeting?
The Company is holding the Meeting in a virtual only format, which will be conducted via live audio webcast. Shareholders will not be able to attend the Meeting in person.
Attending the Meeting online enables registered shareholders and duly appointed proxyholders, including beneficial shareholders who have duly appointed themselves as proxyholder, to participate at the Meeting and ask questions, all in real time. Registered shareholders and duly appointed proxyholders can vote at the appropriate times during the Meeting.
Registered shareholders and duly appointed proxyholders can attend the Meeting online by going to https://web.lumiagm.com/282879245. Such persons may then enter the Meeting by clicking “I have a login” and entering a Username and Password before the start of the Meeting.
Registered shareholders:   The 15-digit control number located on the form of proxy or in the email notification you received is the Username. The Password to the Meeting is “essa2023” (case sensitive).
If you are using a 15-digit control number to login to the Meeting and you accept the terms and conditions, you will be revoking any and all previously submitted proxies. However, in such a case, you will be provided the opportunity to vote by ballot on the matters put forth at the Meeting. If you DO NOT wish to revoke all previously submitted proxies, do not accept the terms and conditions, in which case you can only enter the Meeting as a guest.
Duly appointed proxyholders:   Computershare will provide the proxyholder with a Username by email after the voting deadline has passed and the proxyholder has been duly appointed AND registered as described under the heading “Appointment of a Third Party as a Proxy” below. The Password to the Meeting is “essa2023” (case sensitive).
Non-registered shareholders who have not duly appointed themselves as proxyholder may attend the Meeting by clicking “I am a guest” and completing the online form. Such persons can listen to the Meeting but are not able to vote.

If you attend the Meeting online, it is important that you are connected to the Internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure connectivity for the duration of the Meeting. You should allow ample time to check into the Meeting online and complete the related procedure.
Following the Meeting, a recording of the audio webcast of the Meeting will be made available for listening on the Company’s website at https://www.essapharma.com/investors/events-presentations/ and will remain available until the filing of the Company’s 2023 proxy statement.
How will my shares be voted?
Your shares will be voted as you specifically instruct on your proxy or voting instruction card. If you sign and return your proxy or voting instruction card without giving specific instructions, your shares will be voted as recommended by our Board. Additionally, the form of proxy confers discretionary authority upon the persons named therein with respect to: (i) the matters set out in the proxy if no choice is specified; (ii) amendments or variations to matters identified in this proxy statement; and (iii) other matters which may properly come before the Meeting; provided that, in the case of items (ii) and (iii), such amendments, variations or other matters were not known to our management a reasonable time prior to the solicitation of proxies. If any matters which are not now known should properly come before the Meeting, persons named in the form of proxy will vote on such matters in accordance with their best judgment. At the time of printing this proxy statement, our management is not aware of any amendment, variation or other matters which are to come before the Meeting other than those matters identified in the accompanying Notice.
Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?
If your shares are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board.
If you do not return your voting instruction card on a timely basis, your broker will have the authority to vote your brokerage shares only on the proposal to ratify our independent registered public accounting firm. Your broker will be prohibited from voting your shares without your instructions on the election of directors and on any other proposal. These “broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the Meeting and not as votes cast. Such broker non-votes will have no effect on the outcome of the matter.
Will shares that I own as a shareholder of record be voted if I do not timely return my proxy card?
Shares that you own as a shareholder of record will be voted as you instruct on your proxy card. If you sign and return your proxy card without giving specific instructions, they will be voted in accordance with the procedure set out above under the heading “How will my shares be voted?”
If you do not timely return your proxy card, your shares will not be voted unless you or your proxyholder attends the online Meeting and any adjournment or postponement thereof and votes as described above under the heading “How can I vote at the Meeting?”
When is the deadline to vote?
If you hold shares as the shareholder of record, your vote by proxy must be received before 2:00 p.m. (Pacific time) on March 7, 2023, or two business days prior to any adjournment of the Meeting.
If you hold shares as a beneficial owner, please follow the voting instructions provided by your bank, broker or other nominee.
May I change or revoke my vote?
If you are a shareholder of record, you may change your vote by: (i) providing a written notice of revocation to our Corporate Secretary at the address set out below under the heading “How do I obtain additional copies of this proxy statement or voting materials?” provided that such notice is received prior to close of business on March 7, 2023; (ii) by attending the online Meeting and voting; or (iii) by granting a subsequent proxy. To be effective, the subsequent proxy must be deposited before the time specified above under the heading “When is the deadline to vote?” for the deposit of proxies.
If you have followed the process for attending and voting at the Meeting online, voting at the Meeting online will revoke your previous proxy.
For shares you hold as a beneficial owner, you may change your vote by timely submitting new voting instructions to your bank, broker or other nominee (which revokes your earlier instructions), or, if you have obtained a legal proxy from the nominee giving you the right to vote your shares, by attending the online Meeting and voting.
Appointment of a Third Party as Proxy
The following applies to shareholders who wish to appoint someone as their proxyholder other than the persons designated in the enclosed form of proxy or voting instruction form. This includes non-registered shareholders who wish to appoint themselves as proxyholder to attend, participate or vote at the Meeting.
Shareholders who wish to appoint a third party proxyholder to attend and participate at the Meeting as their proxy and vote their shares MUST submit their form of proxy or voting instruction form, as applicable, appointing that person as proxyholder AND register that proxyholder online, as described below. Registering your proxyholder is an additional step to be completed AFTER you have submitted your form of proxy or voting instruction form. Failure to register the proxyholder will result in the proxyholder not receiving a Username to participate in the Meeting.
Step 1: Submit your form of proxy or voting instruction form:   To appoint someone other than the persons designated in the enclosed form of proxy or voting instruction form as proxyholder, insert that person’s name in the blank space provided in the form of proxy or voting instruction form (if permitted) and follow the instructions for submitting such form of proxy or voting instruction form. This must be completed before registering such proxyholder, which is an additional step to be completed once you have submitted your form of proxy or voting instruction form.
If you are a non-registered shareholder and wish to vote at the Meeting, you have to insert your own name in the space provided on the voting instruction form sent to you by your intermediary, follow all of the applicable instructions provided by your intermediary AND register yourself as your proxyholder, as described below. By doing so, you are instructing your intermediary to appoint you as proxyholder. It is important that you comply with the signature and return instructions provided by your intermediary. Please also see further instructions above under the heading “How do I attend and participate at the Meeting?”.
If you are a non-registered shareholder located in the United States and wish to vote at the Meeting or, if permitted, appoint a third party as your proxyholder, in addition to the steps described above under “How do I attend and participate at the Meeting?”, you must obtain a valid legal proxy from your intermediary. Follow the instructions from your intermediary included with the legal proxy form and the voting information form sent to you, or contact your intermediary to request a legal proxy form or a legal proxy if you have not received one. After obtaining a valid legal proxy from your intermediary, you must then submit such legal proxy to Computershare. Requests for registration from non-registered shareholders located in the United States that wish to vote at the Meeting or, if permitted, appoint a third party as their proxyholder must be sent by e-mail or by courier to: uslegalproxy@computershare.com (if by e-mail), or Computershare, Attention: Proxy Department, 8th Floor, 100 University Avenue, Toronto, ON M5J 2Y1, Canada (if by courier), and in both cases, must be labeled “Legal Proxy” and received no later than the voting deadline of 2:00 p.m. (Pacific time) on March 7, 2023.
Step 2: Register your proxyholder:   To register a third-party proxyholder, shareholders MUST visit http://www.computershare.com/EssaPharma by 2:00 p.m. (Pacific time) on March 7, 2023 and provide Computershare with the required proxyholder contact information so that Computershare may provide the proxyholder with a Username via email. Without a Username, proxyholders will not be able to vote at the Meeting but will be able to participate as a guest.
Attending the Meeting
Who can attend the Meeting?
You may attend the Meeting and any adjournment or postponement thereof only if you were a shareholder of ESSA at the close of business on January 10, 2023, the Record Date for the Meeting, or you hold a valid proxy to vote at the Meeting.
The Meeting will begin promptly at 2:00 p.m. (Pacific time). Please allow ample time to check into the Meeting online and complete the related procedure.
Shareholder Proposals
What is the deadline to submit shareholder proposals to be included in the proxy materials for next year’s annual meeting?
The Company is subject to the rules of both the SEC under the Exchange Act and provisions of the Business Corporations Act (British Columbia) (“BCBCA”) with respect to shareholder proposals. As clearly indicated under the BCBCA and SEC rules under the Exchange Act, simply submitting a shareholder proposal does not guarantee its inclusion in the proxy materials.
Shareholder proposals submitted pursuant to SEC rules under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual meeting must be received by our Chief Financial Officer no later than 5:00 p.m. (Pacific time) on September 30, 2023, and must be submitted to our Chief Financial Officer at ESSA Pharma Inc., Suite 720, 999 West Broadway, Vancouver, British Columbia, Canada, V5Z 1K5. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act.
The BCBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. Proposals submitted under the applicable provisions of the BCBCA that a shareholder intends to present at next year’s annual meeting and wishes to be considered for inclusion in the Company’s proxy statement and form of proxy relating to next year’s annual meeting must be received at least three months before the anniversary of the Company’s last annual general meeting. Such proposals must also comply with all applicable provisions of the BCBCA and the regulations thereunder.
Proposals that are not timely submitted or are submitted to the incorrect address or other than to the attention of our Corporate Secretary may, at our discretion, be excluded from our proxy materials.
See below under the heading “How may I nominate director candidates or present other business for consideration at a meeting?” for a description of the procedures through which shareholders may nominate director candidates for consideration.
How may I present other business for consideration at a meeting?
Shareholders who wish to present other items of business directly at next year’s annual meeting must give written notice of their intention to do so to our Chief Financial Officer at the address set forth below under the heading “How do I obtain additional copies of this proxy statement or voting materials?” Any such notice also must include the information required by our articles (which may be obtained as provided below under the heading “How may I obtain financial and other information about ESSA Pharma Inc.?”) and must be provided by the deadline as provided in the articles and updated and supplemented as provided in the articles.
Obtaining Additional Information
How may I obtain financial and other information about ESSA Pharma Inc.?
Our consolidated financial statements are included in our 2022 Annual Report on Form 10-K. We filed our Annual Report on Form 10-K with the SEC, 100 F Street, N.E., Washington, D.C. 20549. In Canada,

additional information relating to the Company, including financial information provided in the Company’s annual financial statements and related management discussion and analysis for the year ended September 30, 2022, is available on SEDAR at http://www.sedar.com under the Company’s profile.
We also will furnish a copy of our 2022 Annual Report on Form 10-K (excluding exhibits, except those that are specifically requested) without charge to any shareholder who so requests by writing to our Chief Financial Officer at the address below under the heading in “How do I obtain additional copies of this proxy statement or voting materials?”
By writing to us, shareholders also may obtain, without charge, a copy of our articles, corporate governance guidelines, code of conduct and Board standing committee charters.
What if I have questions on the Meeting or need assistance with voting my Common Shares?
If you have any questions regarding the Meeting or require assistance with voting, you may contact Laurel Hill at 1-877-452-7184 (North American Toll Free), 416-304-0211 (Calls Outside North America) or by email at assistance@laurelhill.com.
What if I have questions for the Company’s transfer agent?
If you are a shareholder of record and have questions concerning share certificates, ownership transfer or other matters relating to your share account, please contact our transfer agent at the following address:
Computershare Investor Services Inc.
100 University Ave, 8th Floor,
Toronto, ON, M5J 2Y1
How do I obtain additional copies of this proxy statement or voting materials?
If you need additional copies of this proxy statement or voting materials, please contact us at:
ESSA Pharma Inc.
Suite 720, 999 West Broadway
Vancouver, British Columbia
Canada V5Z 1K5
assistance@laurelhill.com

SHARE OWNERSHIP
The following table indicates information as of January 10, 2023, the Record Date for the Meeting, regarding the beneficial ownership of our Common Shares for:
•
each person who is known by us to beneficially own more than 5% of our Common Shares;

•
each named executive officer;

•
each of our directors; and all named executive officers and directors as a group.

For the purposes of calculating percent ownership, as of January 10, 2023, 44,092,374 shares were issued and outstanding, and, for any individual who beneficially owns shares represented by options exercisable within sixty days of the Record Date, these shares are treated as if outstanding for that person, but not for any other person. Unless otherwise indicated in the footnotes to the table, and subject to community property laws where applicable, the following persons have sole voting and investment control with respect to the shares beneficially owned by them. In accordance with SEC rules, if a person has a right to acquire beneficial ownership of any Common Shares on or within 60 days, upon conversion or exercise of outstanding securities or otherwise, the shares are deemed beneficially owned by that person and are deemed to be outstanding solely for the purpose of determining the percentage of our shares that person beneficially owns. These shares are not included in the computations of percentage ownership for any other person. To our knowledge, except as noted in the table below, no person or entity is the beneficial owner of more than 5% of the voting power of our Common Shares.
Except as otherwise indicated, the address of each of the persons in this table is Suite 720, 999 West Broadway, Vancouver, British Columbia, Canada V5Z 1K5.
Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% and Greater Shareholders:
BVF Partners L.P.	11,668,629(1)	26.5%
BB Biotech AG	7,879,583(2)	17.9%
PFM Health Sciences L.P.	3,844,332(3)	8.7%
Avidity Partners Management, LP	3,750,000(4)	8.5%
Soleus Capital Management	2,640,539(5)	6.0%
Directors and Named Executive Officers:
Franklin Berger	725,697(6)	1.6%
Alessandra Cesano	436,477(7)	1.0%
Richard Glickman	149,950(8)	*
Philip Kantoff	—	*
Alex Martin	80,729(9)	*
David Parkinson	1,694,357(10)	3.8%
Scott Requadt	143,504(11)	*
Gary Sollis	83,500(12)	*
Marella Thorell	69,381(13)	*
Peter Virsik	1,295,762(14)	2.9%
David Wood	532,718(15)	1.2%
Sanford Zweifach	66,500(16)	*
All executive officers and directors as a group (12 persons)	5,278,575	12.0%

*
Less than one percent

(1)
Consists of 8,748,629 Common Shares and 2,920,000 Common Share purchase warrants (“Warrants”) as reported in BVF Partners L.P.’s (“BVF”) Schedule 13G/A filed with the SEC on July 12, 2022. The address for this entity is 44 Montgomery St., 40th Floor, San Francisco, CA 94104. BVF is the investment manager of Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P. and Biotechnology Value Trading Fund OS LP, and the sole member of BVF Partners OS Ltd., which is itself the general partner of Biotechnology Value Trading Fund OS LP.
(2)
Consists of 7,879,583 Common Shares beneficially owned by BB Biotech AG (“BB Biotech”) and its wholly-owned subsidiary, Biotech Growth N.V. (“Biotech Growth”) as reported in BB Biotech AG’s Form 4 filed with the SEC on October 28, 2022. The address for BB Biotech is Schwertstrasse 6, CH-8200 Schaffhausen, Switzerland. The address for Biotech Growth is Ara Hill Top Building, Unit A-5, Pletterijweg Oost 1, Curaçao.

(3)
Consists of 3,844,332 Common Shares as reported in PFM Health Sciences, LP’s (“PFM”) Schedule 13G filed with the SEC on October 11, 2022. The address for this entity is 475 Sansome Street, Suite 1720, San Francisco, California 94111. PFM is the investment advisor for PFM Healthcare Master Fund, L.P. and PFM Biotech Opportunities LP. PFM Health Sciences GP, LLC, is the general partner of PFM and the manager of Partner Asset Management, LLC.

(4)
Consists of 3,750,000 Common Shares beneficially owned by Avidity Partners Management LP (“Avidity”) as reported in Avidity’s Form 13G filed with the SEC on October 27, 2022. The address for this entity is 2828 N Harwood Street, Suite 1220, Dallas, TX 75201.

(5)
Consists of 2,640,539 Common Shares as reported in Soleus Capital, LLC’s Schedule 13F filed with the SEC on November 14, 2022. The address for this entity is 104 Field Point Road, 2nd Floor, Greenwich, CT 06830.

(6)
Consists of 685,244 Common Shares and options to purchase 41,293 Common Shares within 60 days of the Record Date.

(7)
Consists of 5,124 Common Shares and options to purchase 431,353 Common Shares within 60 days of the Record Date.

(8)
Consists of 39,490 Common Shares and options to purchase 102,000 Common Shares within 60 days of the Record Date. 8,460 of Mr. Glickman’s Common Shares are indirectly held in the name of his spouse.

(9)
Consists of 14,229 Common Shares and options to purchase 66,500 Common Shares within 60 days of the Record Date.

(10)
Consists of 56,542 Common Shares and options to purchase 1,637,815 Common Shares within 60 days of the Record Date.

(11)
Consists of 60,004 Common Shares and options to purchase 83,500 Common Shares within 60 days of the Record Date.

(12)
Consists of options to purchase 83,500 Common Shares within 60 days of the Record Date.

(13)
Consists of 2,881 Common Shares and options to purchase 66,500 Common Shares within 60 days of the Record Date.

(14)
Consists of 14,721 Common Shares and options to purchase 1,281,041 Common Shares within 60 days of the Record Date.

(15)
Consists of 33,343 Common Shares and options to purchase 499,375 Common Shares within 60 days of the Record Date.

(16)
Consists of options to purchase 66,500 Common Shares within 60 days of the Record Date.

GOVERNANCE
General
Our business and affairs are managed, and all corporate powers are exercised, under the direction of our Board. Our Board establishes fundamental corporate policies and oversees our performance and our Chief Executive Officer and the other officers to whom our Board has delegated authority to manage day-to-day business operations.
Our Board has adopted corporate governance guidelines that set forth expectations for directors, director independence standards, Board committee structure and functions, and other policies for the Company’s governance. It also has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to members of our Board and our executive officers as well as all of our employees. Several standing committees (audit, compensation and corporate governance and nomination) assist our Board in carrying out its responsibilities. Each standing committee operates under a written charter adopted by our Board.
Our corporate governance guidelines, audit, compensation, and corporate governance and nomination committee charters and Code of Conduct are posted on our website at www.essapharma.com. We intend to post on our website any amendments or waivers to our Code of Conduct requiring disclosure under applicable SEC or Nasdaq Capital Market (“Nasdaq”) rules. Paper copies of these documents, as well as our constating documents (including our articles), may be obtained upon request by writing to: Chief Financial Officer, ESSA Pharma Inc., Suite 720, 999 West Broadway, Vancouver, British Columbia, Canada V5Z 1K5. Our corporate governance guidelines (the “CGG”) are attached as Schedule A to this proxy statement.
The Board believes that good corporate governance improves corporate performance and benefits all shareholders. The Canadian Securities Administrators (the “CSA”) have adopted National Policy 58-201 — Corporate Governance Guidelines, which provides non-prescriptive guidelines on corporate governance practices for reporting issuers such as the Company. In addition, the CSA have implemented National Instrument 58-101 — Disclosure of Corporate Governance Practices (“NI 58-101”), which prescribes certain disclosure by the Company of its corporate governance practices. This section sets out the Company’s approach to corporate governance and addresses the Company’s compliance with NI 58-101.
Anti-Hedging Policy
Under the terms of our Insider Trading Policy, all directors, officers, employees and active consultants and contractors of the Company are prohibited from speculating in ESSA securities, which may include buying with the intention of quickly reselling such securities or making recommendations to others to invest in ESSA securities with such intent (other than in connection with the acquisition and sale of shares issued under ESSA’s stock option plan or similar benefit plan or arrangement); buying ESSA’s securities on margin; short selling a security of ESSA or any other arrangement that results in a gain only if the value of ESSA’s securities declines in the future; selling a “call option” giving the holder an option to purchase ESSA securities and buying a “put option” giving the holder an option to sell ESSA securities.
Board of Directors
The Board currently consists of nine directors: David R. Parkinson (President and Chief Executive Officer), Richard M. Glickman (Chairman of the Board), Franklin M. Berger, Alex Martin, Scott Requadt, Gary Sollis, Marella Thorell, Sanford Zweifach, and Philip Kantoff.
The Board has adopted the CGG, a copy of which is attached as Schedule A. Pursuant to the CGG, the Board is responsible for the proper stewardship of the Company, and is mandated to represent the shareholders to select the appropriate Chief Executive Officer (“CEO”), assess and approve the strategic direction of the Company, ensure that appropriate processes for risk assessment, management and internal control are in place, monitor management performance against agreed bench marks, develop the Company’s approach to corporate governance, and assure the integrity of financial reports.
The Company’s approach to corporate governance is set forth below.

The Board assumes responsibility for the stewardship of the Company and the creation of shareholder value. The Board is responsible for, among other things:
(a)
adopting a strategic planning process and approving a strategic plan each year which takes into account, among other things, the opportunities and risks of the Company;

(b)
reporting to the shareholders of the Company and developing a formal or informal communication policy that includes measures for receiving feedback from the Company’s shareholders;

(c)
developing and formalizing the responsibilities for each member of the Board, including the responsibilities of the CEO vis-à-vis corporate objectives;

(d)
ensuring that the risk management of ESSA is prudently addressed; and

(e)
overseeing succession planning for management.

The frequency of meetings of the Board and the nature of agenda items may change from year to year depending upon the activities of ESSA. However, the Board meets at least quarterly and at each meeting there is a review of the business of ESSA. The Board facilitates its exercise of independent supervision over the Company’s management through regular meetings of the Board being held to obtain an update on significant corporate activities and plans, both with and without members of the Company’s management being in attendance. Since the beginning of ESSA’s most recently completed financial year, the independent directors of the Board held five meetings with in-camera sessions immediately following. Additional in-camera sessions also follow audit committee, compensation committee and corporate governance and nomination committee meetings.
Board Leadership
Our Board has a Chair, currently Mr. Glickman, an independent director, who has authority, among other things, to call and preside over Board meetings. The Chair, in consultation with the chair of any applicable committee and other directors, as appropriate, shall establish the agenda for meetings of the Board. If the Board determines that it would be inappropriate to require the Chair to be independent, then the independent directors shall select from among their number a director who will act as “Lead Director” and who will assume responsibility for providing leadership to enhance the effectiveness and independence of the Board.
As a general policy, the Board believes that separation of the position of the Chair and Chief Executive Officer reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the Board as a whole.
We have a separate chair for each committee of the Board. The chairs of each committee are expected to report regularly to the Board on the activities of their committee in fulfilling their responsibilities as detailed in their respective charters or specify any shortcomings should that be the case.
Risk Oversight
Our Board is responsible for the general oversight of risks that affect us. Our Board receives regular reports on our operations from our CEO, as well as other members of management. Our Board reviews these reports and makes inquiries in their business judgment.
Our Board also fulfills its oversight role through the operations of its various committees, including our audit committee. Our Board receives periodic reports on each committee’s activities. Our audit committee has responsibility for risk oversight in connection with its review of our financial reports filed with the SEC. Our audit committee receives reports from our Chief Financial Officer and our independent auditors in connection with the review of our quarterly and annual financial statements regarding significant financial transactions, accounting and reporting matters, critical accounting estimates and management’s exercise of judgment in accounting matters. When reporting on such matters, our independent auditors also provide their assessment of management’s report and conclusions.

Director Independence
The Board is currently composed of nine directors, eight of whom qualify as independent directors under applicable Canadian securities laws and Nasdaq requirements.
Of the directors, Richard Glickman (Chair of the Board), Gary Sollis, Franklin M. Berger, Scott Requadt, Sanford Zweifach, Alex Martin, Marella Thorell and Philip Kantoff are considered independent. David R. Parkinson, President and Chief Executive Officer of the Company, is not considered independent.
The size of the Company is such that all the Company’s operations are conducted by a small management team which is also represented on the Board. The Board believes that management is effectively supervised by the eight independent directors, as the independent directors are actively and regularly involved in reviewing the operations of the Company and have regular and full access to management not represented on the Board. The Company encourages the independent judgment of the independent directors by providing direct access to the Company’s auditor and external consultants. The Chairman of the Board facilitates in-camera sessions at Board meetings and the Chairman of the audit committee facilitates in-camera sessions at audit committee meetings.
Composition of the Board is such that the independent directors have significant experience in corporate affairs. As a result, these Board members are able to provide significant and valuable independent supervision over management.
The following directors of the Company are also directors of other reporting issuers as set out below:
Name of Director	Name of Reporting Issuer	Name of Exchange Listed On
Richard Glickman	Eupraxia Pharmaceuticals Inc.	TSX
David R. Parkinson	CTI BioPharma Corp.	Nasdaq
Sanford Zweifach	Compugen Ltd.	Nasdaq
Franklin M. Berger	Rain Therapeutics Inc. Atea Pharmaceuticals Inc. Kezar Life Sciences Inc. Atreca Inc. Bellus Health Inc.	Nasdaq Nasdaq Nasdaq Nasdaq Nasdaq, TSX
Scott Requadt	Talaris Therapeutics, Inc.	Nasdaq
Marella Thorell	Vallon Pharmaceuticals Inc.	Nasdaq
Philip Kantoff	Context Therapeutics Inc.	Nasdaq
Director Attendance at Board Meetings
During the year ended September 30, 2022, our Board held five meetings. The audit committee, compensation committee and nominating and corporate governances committee held four, one and three meetings, respectively. The table below provides the attendance record for our directors at the meetings held in the year ended September 30, 2022.

Director	Attendance at Board Meetings	Attendance at Audit Committee Meetings	Attendance at Compensation Committee Meetings	Attendance at Corporate Governance and Nomination Committee Meetings
Richard M. Glickman	5 of 5	N/A	1 of 1	3 of 3
David R. Parkinson	5 of 5	N/A	N/A	N/A
Gary Sollis	5 of 5	4 of 4	N/A	3 of 3
Franklin M. Berger	5 of 5	4 of 4	N/A	2 of 3
Scott Requadt	4 of 5	N/A	1 of 1	N/A
Marella Thorell(1)	4 of 5	0 of 0	N/A	N/A
Alex Martin	4 of 5	N/A	N/A	N/A
Sanford Zweifach	5 of 5	2 of 4	1 of 1	N/A
Philip Kantoff(2)	1 of 1	N/A	N/A	N/A

(1)
Marella Thorell became a member of the audit committee on August 11, 2022. Prior to becoming a committee member, Ms. Thorell attended all audit committee meetings as an observer.

(2)
Philip Kantoff was appointed to the Board on September 13, 2022.

Director Overboarding Policy
Our overboarding policy now states that subject to such exceptions on a case by case basis as the Corporate Governance and Nomination Committee shall determine, no non-CEO director can serve on more than 5 public company boards (including our Board). Mr. Berger currently serves on at least six public company boards, including our Board. The Corporate Governance and Nomination Committee has spoken in depth with Mr. Berger to better understand his commitments.
Our Corporate Governance and Nomination Committee then evaluated Mr. Berger’s many contributions, including his attendance and participation in board and committee meetings in fiscal year 2022. Specifically, the board considered his deep and distinctive operational experience and knowledge of the industry, experience in strategic decision-making, and financial expertise. The board further considered the number of board objectives for which Mr. Berger provides great insight and value in all of the foregoing respects and the benefit to the Board of his continued service. Our Corporate Governance and Nomination Committee concluded that Mr. Berger is an invaluable member of our Board who will be able to effectively balance his time commitments and has recommended that Mr. Berger continue to serve on our Board in excess of the limitation discussed in this section.
Position Descriptions
The Board has not developed independent written position descriptions for the CEO, the Chairman of the Board and the chairs of each of the committees of the Board. Given the size of the Company, the Board does not feel that it is necessary at this time to formalize such position descriptions. Guidance is generally provided through reference to industry norms, past practice and relying upon the provisions of the constating documents of the Company and the statutory and common law. The CEO is principally responsible for overseeing the operations and affairs of the Company, including strategic organizational and financial management, business development, regulatory compliance, and clinical development. The Chairman of the Board is principally responsible for overseeing the operations and affairs of the Board. With respect to the chairs of each of the committees of the Board, it is currently the Board’s view that the general mandates of committees on which such directors may sit are sufficient to delineate the role and responsibilities of the chair of each committee. The chair of each Board committee is required to ensure the committee meets regularly and performs the duties as set forth in the committee mandate, and reports to the Board on the activities of the committee.

Orientation and Continuing Education
ESSA will provide new directors with copies of relevant financial, technical and other information regarding its research and development programs.
Board members are also encouraged to communicate with management and the Company’s auditor, and to keep themselves current with industry trends and developments. Board members have full access to the Company’s records. The Company will support Board members who wish to engage in ongoing director’s education in particular areas to maintain the skill and knowledge necessary to effectively perform their duties.
Ethical Business Conduct
The Board will from time to time discuss and emphasize the importance of matters relating to conflicts of interest, protection and proper use of corporate assets and opportunities, confidentiality of corporate information, compliance with laws and the reporting of any illegal or unethical behavior. ESSA has adopted the Code of Conduct which may be obtained from the Company’s website at www.essapharma.com.
It is recognized within the Code of Conduct that in certain situations, compliance may be difficult to monitor. The Code of Conduct sets out a framework for compliance. A compliance officer is appointed by the Board to deal with questions or concerns relating to compliance that cannot be dealt with by management. The Board has also adopted a Whistle Blower Policy which sets forth the procedures for (i) the receipt, retention and treatment of complaints and concerns regarding accounting, internal accounting controls and auditing matters; and (ii) the confidential and anonymous submission of complaints or concerns regarding questionable accounting or auditing matters.
In considering transactions and agreements in respect of which a director or executive officer has a material interest, the Board ensures that the individual director or executive officer abstains from the discussion and conclusion with respect to the transaction or agreement, as the case may be.
The Company is committed to maintaining the highest standards of corporate governance and this philosophy is continually communicated by the Board to management which in turn is emphasized to the employees of the Company on a continuous basis.
Assessments
The Board and each individual director are regularly assessed on effectiveness and contribution. The assessment considers and takes into account:
•
in the case of the Board, its mandate; and

•
in the case of an individual director, attendance at Board and committee meetings, the competencies and skills each individual director is expected to possess, and experience relevant to the Company at its current stage of development.

For further information, see director nominee considerations under heading “Board Committees.”
Compensation
The CEO’s compensation is determined by the Board (excluding the CEO), based on the recommendation of the compensation committee. The compensation committee, in making its recommendations regarding the CEO’s compensation, reviews and considers the Company’s corporate goals and objectives as well as performance.
For further information, see heading “Executive Compensation.”
Board Committees
The Board believes that its proper governance and effectiveness in carrying out its duties is greatly enhanced by the use of committees. To assist in the discharge of its responsibilities, the Board has designated three standing committees: the audit committee, the compensation committee and the nominating and corporate governance committee.
Audit Committee
The audit committee is comprised of Franklin Berger (Chair), Gary Sollis, Sanford Zweifach and Marella Thorell all of whom are “audit committee financial experts” as that term is defined in the rules and regulations established by the SEC and are “financially literate” as defined in National Instrument 52-110 Audit Committees (“NI 52-110”). Each member of the audit committee is considered independent pursuant to NI 52-110, the rules of the Nasdaq and Rule 10A-3 under the Exchange Act. A description of the education and experience of each audit committee member that is relevant to the performance of his responsibilities as an audit committee member may be found in this proxy statement under the heading “Election of Directors — Director Biographies.”
The audit committee is responsible for reviewing the Company’s financial reporting procedures, internal controls and the performance of the financial management and the Company’s auditor. The audit committee also reviews the annual audited financial statements and makes recommendations to the Board. The audit committee charter can be found on the Company’s website at www.essapharma.com.
Compensation Committee
The compensation committee is composed of Scott Requadt (Chair), Richard Glickman, and Sanford Zweifach. Scott Requadt, Richard Glickman and Sanford Zweifach are considered independent pursuant to NI 52-110 and the rules of the Nasdaq. See the heading “Election of Directors — Director Biographies” in this proxy statement for a description of the education and experience of each of the members of the compensation committee that is relevant to their performance as a compensation committee member. Each of the members of the Compensation Committee is familiar with designing and reviewing executive compensation packages through his roles within those companies described under the heading “Election of Directors — Director Biographies.” The compensation committee determines compensation levels with reference to third party compensation surveys and other comparable information, to ensure an objective process is taken in determining such compensation levels. The compensation committee charter can be found on the Company’s website at www.essapharma.com.
The compensation committee is responsible for reviewing the compensation plans and severance arrangements for management, to ensure they are commensurate with comparable companies. The compensation committee:
•
reviews and makes recommendations to the Board about the objectives, performance and compensation of the CEO;

•
reviews the recommendations of the CEO regarding:

•
compensation of the senior executive officers of the Company who report to the CEO;

•
the compensation policy of the Company, including internal structure, annual review and relationship to market levels and changes to ensure the relationship between senior management performance and compensation is appropriate; and

•
significant changes in Company’s benefit plan and human resources policies with emphasis on overall strategy and programs relating to the recruitment, development and retention of personnel;

•
approves the issuance of stock options to employees, consultants, and directors within the parameters set by the Board; and

•
reviews overall compensation programs.

Factors that are taken into consideration when making compensation decisions include:
•
the financial resources available or expected to be available to the Company;

•
comparative compensations levels for companies of ESSA’s size in the biopharmaceutical industry;

•
the capabilities of individual contributors to the Company’s success;

•
the reasonable compensation expectations of the individual contributor; and

•
relative equity with other ESSA contributors.

The compensation committee members have the necessary expertise to enable them to make decisions on the suitability of the Company’s policies and practices. All members of the board have significant experience in the pharmaceutical industry and on other boards. Additionally, Scott Requadt and Sanford Zweifach have direct experience relevant to their responsibilities on the compensation committee as they currently serve, or have served in the past, on compensation committees of other publicly traded companies and are familiar with remuneration in ESSA’s industry. The Board is satisfied that the composition of the compensation committee ensures an objective process for determining compensation.
Corporate Governance and Nomination Committee
The corporate governance and nomination committee is composed of Gary Sollis (Chair), Franklin Berger and Richard Glickman. Each member of the corporate governance and nomination committee is considered independent pursuant to NI 52-110 and the rules of the Nasdaq. See heading “Election of Directors — Director Biographies” above for a description and experience of each of the members of the corporate governance and nomination committee that is relevant to their performance as a corporate governance and nomination committee member. The corporate governance and nomination committee assists the Board in fulfilling its responsibilities in relation to the monitoring and oversight of the quality and effectiveness of the Company’s governance practices.
The corporate governance and nomination committee will, in consultation with the CEO, identify and recommend new directors with appropriate skills for the Board. In making its recommendations, the corporate governance and nomination committee will consider the competencies and skills of the existing directors, the competencies and skills of each new nominee, and the competencies and skills considered necessary for the Board as a whole. The nomination policy ensures that ESSA identifies nominees for the Board in compliance with applicable securities laws and regulations and exchange requirements.
Director nominees will be recommended for the Board’s selection by a minimum of five independent directors constituting a majority of the Board’s independent directors in a vote in which only independent directors participate. The term “independent director” has the meaning given to such term in the listing standards of the Nasdaq. In making nominee recommendations, such independent directors will consider:
(a)
the competencies and skills considered necessary for the Board as a whole to possess;

(b)
the competencies and skills that each existing director possesses;

(c)
the competencies and skills each new nominee will bring to the Board; and

(d)
whether the nominee will be an independent director.

In addition, such independent directors will consider whether each new nominee can devote sufficient time and resources to his or her duties as a member of the Board. The corporate governance and nomination committee charter can be found on the Company’s website at www.essapharma.com.
Other Board Committees
The Board has from time to time designated, and may in the future designate, ad-hoc committees to assist in the discharge of its responsibilities.
Director Term Limits
The Company has not adopted term limits for directors on the Board. It is the Company’s view that the membership of its Board, including the retirement of directors, is best assessed by the Board in consideration of a variety of factors, including individual director performance and the existing mix of skills and experience of the members of the Board. The Company believes that the implementation of term limits could require directors to retire, even when doing so would not be in the best interests of the Company, taking into account the overall composition of the Board and a particular director’s skills and experience.

Gender Diversity
The Board has adopted a written policy relating to the gender diversity of its directors and executive officers. The Company values diversity of view, experience, skillset, gender and ethnicity as it believes this results in better leadership and decision making for its business. Pursuant to such policy, gender diversity is one factor that is taken into account in identifying and selecting Board members and in considering the hiring, promotion and appointment of executive officers. The Company does not have specific targets respecting representation on its Board or in executive officer positions based on any particular personal experience or characteristic, including gender. Instead, the Company focuses on choosing the most appropriate candidate for the position, having regard to the experience, skillset, gender, ethnicity and other personal characteristics of both the candidate and, as applicable, the Board and executive team as a whole. In conducting its search processes for Board and executive officer appointments, the Company will review the extent to which its current appointees reflect gender diversity, and in assessing the appropriateness of candidates for those appointments, will consider the desirability of an increased level of representation of females relative to the level attained as at the date of the gender diversity policy. The Board will consider the Company’s progress towards achieving the objectives of the gender diversity policy, as well as the effectiveness of the policy, in connection with its continuing mandate to consider the composition of the Board. As at the date of this proxy statement, Marella Thorell is currently the only female on the Board, representing 11.1% of the Company’s directors, and Dr. Alessandra Cesano is the only female executive officer, representing 25% of the Company’s executive officers.
Communications with the Board
Shareholders and other interested parties may contact any member (or all members) of our Board (including, without limitation, the non-management directors as a group), any committee of our Board or the chair of any such committee. Written correspondence may be sent addressed to our Board, any committee or any individual director, c/o Chief Financial Officer, ESSA Pharma Inc., Suite 720, 999 West Broadway, Vancouver, BC Canada, V5Z 1K5.
PROPOSALS TO BE VOTED ON
Proposals 1, 2, 3 and 4 are included in this proxy statement at the direction of our Board. Our Board unanimously recommends that you vote “FOR” Proposal 1, “FOR” all of the nominees in Proposal 2, “FOR” Proposal 3 and “FOR” Proposal 4.

PROPOSAL 1 — SETTING THE NUMBER OF DIRECTORS
The articles of the Company set out that the number of directors of the Company will be a minimum of three and a maximum of the most recently set of (i) the number of directors set by ordinary resolution, and (ii) the number of directors set in the event that the places of any retiring directors are not filled by an election at a meeting of shareholders. At the Meeting, the shareholders will be asked to pass an ordinary resolution setting the number of directors of the Company at nine.
To be approved, the resolution must be passed by a majority of the votes cast by the holders of Common Shares at the Meeting.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” SETTING THE NUMBER OF DIRECTORS OF THE COMPANY AT NINE.

PROPOSAL 2 — ELECTION OF DIRECTORS
The term of office of each of the nine current directors will end at the conclusion of the Meeting. Unless a director’s office is vacated earlier in accordance with provisions of the BCBCA, each of the nine directors elected will hold office until the conclusion of the next annual meeting of the Company, or if no director is then elected, until a successor is elected.
Nominees
The following table sets out, among other things, the names of management’s nine nominees for election as directors, all major offices and positions with the Company each now holds, each nominee’s principal occupation, business or employment, the period of time during which each has been a director of the Company, and the number of Common Shares of the Company beneficially owned by each, directly or indirectly, or over which each exercised control or direction, as of the Record Date:
Name, Country of Residence and Position	Principal Occupation or Business or Employment(1)	Period as a Director of the Company	Common Shares Beneficially Owned, Controlled or Directed(1)
David R. Parkinson California, United States of America President, Chief Executive Officer and Director
President and Chief Executive Officer, ESSA Pharma Inc. (January 7, 2016 — Present)
Director, ESSA Pharma Inc. (June 24, 2015 — Present)
Director, CTI BioPharma Corp. (June 2017 — Present)
Director, Tocagen Inc. (May 2015 — February 2020)
Director, 3SBio Inc. (May 2015 — June 2021)
		Since June 2015	2,325,438(2)
Richard M. Glickman(3)(6) British Columbia, Canada Chairman of the Board
Chairman of the Board, ESSA Pharma Inc (October 2010 — Present)
Director, Eupraxia Pharmaceuticals Inc. (March 2021 — Present)
Chairman of the Board, Aurinia Pharmaceuticals Inc. (February 2014 — April 2019)
Chief Executive Officer, Aurinia Pharmaceuticals Inc. (February 2017 — April 2019)
Director, Correvio Pharma Corp. (September 2013 — May 2019)
Venture Partner, Lumira Ventures (March 2016 — Present)
		Since October 2010	184,950(4)
Gary Sollis(5)(6) British Columbia, Canada Director	Director, ESSA Pharma Inc. (April 26, 2012 — Present) Partner, Dentons Canada LLP (May 1, 1995 — Present)	Since April 2012	106,000(7)
Franklin M. Berger New York, United States of America Director
Director, ESSA Pharma Inc. (March 2015 — Present)
Director, Atreca, Inc. (2021 — Present)
Director, Atea Pharmaceuticals, Inc.
(November 2014 — Present)
Director, Rain Therapeutics Inc. (May 2020 —
Present)
Director, Kezar Life Sciences Inc. (November
2016 — Present)
Director, Bellus Health, Inc. (May 2010 —
Present)
Director, Proteostasis Therapeutics, Inc.
(February 2016 — December 2020)
Director, Tocagen Inc.
		Since March 2015	725,697(8)

Name, Country of Residence and Position	Principal Occupation or Business or Employment(1)	Period as a Director of the Company	Common Shares Beneficially Owned, Controlled or Directed(1)
(December 2015 — 2020) Director, Immune Design Corp. (March 2014 — June 2019) Director, Five Prime Therapeutics, Inc. (October 2010 — March 2021)
Scott Requadt(3) Massachusetts, United States of America Director
Director , ESSA Pharma Inc. (January 14, 2016 — Present)
Chief Executive Officer, Talaris Therapeutics, Inc. (November 2018 — Present)
Venture Partner, Blackstone Life Sciences
(November 2018 — December 2020)
Managing Director, Clarus Ventures, LLC
(acquired by Blackstone Life Sciences)
(September 2005 — November 2018)
		Since January 2016	166,004(9)
Marella Thorell(5) Pennsylvania, United States of America Director
Director, ESSA Pharma Inc. (July 31, 2019 — Present)
Chief Financial Officer, Evelo Biosciences, Inc (September 2022 — Present)
Chief Accounting Officer; Head of Finance, Centessa Pharmaceuticals (April 2021 — July 2022; January 2021 — April 2021)
Chairperson of the Board, Vallon Pharmaceuticals
(May 2022  — Present)
Director, Vallon Pharmaceuticals
(February 2021 — Present)
Chief Financial Officer, Palladio Biosciences
(October 11, 2019 — April 2021)
Chief Financial Officer and Chief Operating
Officer, Realm Therapeutics plc
(December 2016 — July 2019)
Chief Financial Officer, PuriCore (March
2013 — December 2016)
		Since July 2019	91,881(10)
Alex Martin New Jersey, United States of America Director	Director, ESSA Pharma Inc. (July 31, 2019 — Present) Chief Executive Officer, Palladio Biosciences (August 8, 2019 — Present) Chief Executive Officer, Realm Therapeutics plc (June 2015 — August 2019)	Since July 2019	103,229(11)
Sanford Zweifach(3)(5) California, United States of America Director
Director, ESSA Pharma Inc. (July 31, 2019 — Present)
Executive Chairman, Janpix Inc. (December 12, 2019 — Present)
Director, Compugen Ltd. (2018 — Present)
Chairman of the Board, Palladio Biosciences (April 3, 2019 — February 2021)
Co-Founder and Senior Advisor, Nuvelution Pharma Inc. (June 2015 — Present)
Chairman of the Board, Acting President and Chief Business Officer, IMIDomics SL (December 12, 2019 — Present)
Chief Executive Officer, Nuvelution Pharma Inc. (November 2015 — November 2019)
		Since July 2019	89,000(12)

Name, Country of Residence and Position	Principal Occupation or Business or Employment(1)	Period as a Director of the Company	Common Shares Beneficially Owned, Controlled or Directed(1)
Philip Kantoff Boston, United States of America Director	Co-Founder and Chief Executive Officer, Convergent Therapeutics Inc. (July 2021 — Present) Director, Context Therapeutics (December 2019 — Present)	Since September 2022	50,000(13)

(1)
The information as to principal occupation, business or employment (for the preceding five years for any new director) and Common Shares beneficially owned, controlled or directed is not within the knowledge of the management of the Company and has been furnished by the respective nominees themselves. Beneficial ownership is determined in accordance with applicable Canadian securities laws.

(2)
David R. Parkinson holds options to purchase 2,268,896 Common Shares.

(3)
Member of the compensation committee.

(4)
Of the 184,950 Common Shares over which Richard M. Glickman exercises control, 8,460 are held in the name of his spouse. Richard M. Glickman also holds options to purchase 137,000 Common Shares.

(5)
Member of the audit committee.

(6)
Member of the corporate governance and nomination committee.

(7)
Gary Sollis holds options to purchase 106,000 Common Shares.

(8)
Franklin Berger holds options to purchase 63,793 Common Shares.

(9)
Scott Requadt holds options to purchase 106,000 Common Shares.

(10)
Marella Thorell holds options to purchase 89,000 Common Shares.

(11)
Alex Martin holds options to purchase 89,000 Common Shares.

(12)
Sanford Zweifach holds options to purchase 89,000 Common Shares.

(13)
Philip Kantoff holds options to purchase 50,000 Common Shares.

Other than as disclosed herein, none of the proposed nominees for election as a director of the Company are proposed for election pursuant to any arrangement or understanding between the nominee and any other person, except the directors and senior officers of the Company acting solely in such capacity. See “Share Ownership” above. Further, the corporate governance and nomination committee has reviewed the above proposed nominees for election as a director of the Company and has recommended to the Board that they put each proposed nominee up for election as a director of the Company at the Meeting.
Director Biographies
David R. Parkinson President, Chief Executive Officer and Director
Dr. David Parkinson has served as a director of the Company since June 24, 2015 and has been employed full time as the President and Chief Executive Officer of the Company since January 7, 2016. He is responsible for the management of the Company, developing objectives, strategy and standards of performance, securing and leading a team of professionals and directing them to deliver the required performance. Dr. Parkinson has more than 30 years of experience in clinical oncology development. Prior to joining ESSA, Dr. Parkinson was a Venture Partner at New Enterprise Associates, Inc. and served as the President and CEO of Nodality, Inc., a biotechnology company developing human cell-based translational diagnostic tools. Throughout his career, Dr. Parkinson has held senior roles in clinical oncology development at a number of pharmaceutical and biotech companies, including Biogen, Amgen and Novartis, and has overseen the successful clinical development of a series of cancer therapeutics, including Gleevec, Zometa, Femara, and Vectibix. Dr. Parkinson currently serves as Director on the Boards of CTI Biopharma, Inc. and the privately held Angiocrine Bioscience Inc. Dr. Parkinson received his M.D. from the University of Toronto, has previously held academic positions at Tufts and the University of Texas MD Anderson Cancer

Center, and has served as Chief of the Investigational Drug Branch and acting Associate Director of the Cancer Therapy Evaluation Program of the National Cancer Institute. He has authored over 100 peer-reviewed publications and is a recipient of the FDA’s Cody Medal.
Richard M. Glickman, Chairman of the Board
Dr. Richard Glickman has served as the Chairman of the Board since October 2010 and is known as one of Canada’s best known and most successful healthcare entrepreneurs. Mr. Glickman was the co-founder, CEO and chairman of Aurinia Pharma Corp., until his retirement in 2019. He also serves as Chairman of the Board of Engene Inc. and a Director of Eurpraxia Pharmaceuticals. His previous roles include: co-founder, Chairman and CEO of Aspreva Pharmaceuticals and co-founder and CEO of StressGen Biotechnologies Corporation. In addition to his corporate roles, Mr. Glickman has served on numerous biotechnology and community boards including Life Sciences B.C., the Canadian Genetic Disease Network, and the Canadian National Biotechnology Advisory Committee. In 2004, Mr. Glickman received the Ernst & Young Entrepreneur of the Year Award, Canada’s Top 40 under 40 Award for Entrepreneurs and the Corporate Leadership Award from the Lupus Foundation of America.
Gary Sollis, Director
Gary Sollis has served as a director of the Company since April 2012 and is a partner at the law firm of Dentons Canada LLP, where he represents clients in the areas of corporate and securities law, with a focus on acquisitions, financings and reorganizations. Mr. Sollis has acted for a variety of public and private companies in financing transactions, including public offerings, private placements of debt and equity, special warrant financings and public and private limited partnership offerings. Throughout his career, Mr. Sollis has also assisted clients with takeover bids, mergers, proxy contests, spin-offs, joint ventures and acquisitions of private businesses.
Franklin M. Berger, Director
Franklin Berger has served as a director of the Company since March 2015 and currently serves on the Board of Directors of Bellus Health, Inc., Atreca, Inc., Kezar Life Sciences, Inc., Rain Therapeutics, Inc. and ATEA Pharmaceuticals. Mr. Berger spent 12 years in sell-side equity research, most recently as a Managing Director, U.S. Equity Research at J. P. Morgan Securities, Inc., where he was involved with the issuance of over $12 billion in biotechnology company equity or equity-linked securities covering 26 publicly-traded biotechnology companies. Mr. Berger has participated in several notable biotechnology financings, including Genentech’s initial public offering, the first large Celgene Corporation financings as well as financings of several large-cap companies in their rapid growth phase. Mr. Berger began his career as a sell-side analyst at Josephthal & Co. and Salomon Smith Barney. Mr. Berger received a B.A. in International Relations from Johns Hopkins University, an M.A. in International Economics from Johns Hopkins University School of Advanced International Studies and an M.B.A. from Harvard University.
Scott Requadt, Director
Scott Requadt has served as a director of the Company since January 14, 2016 and is currently Chief Executive Officer of Talaris Therapeutics, Inc., a publicly held, late-stage cell therapy company. Mr. Requadt has over 20 years of operating and investment experience in the pharmaceutical industry. Previously, he was a Managing Director at Clarus (now Blackstone Life Sciences), where he sourced, lead and managed multiple investments for Clarus, spanning therapeutics to medtech and diagnostics. He previously served on the Boards of Edev S.a.r.l., Avrobio, VBI Vaccines and TyRx, Inc. Prior to joining Clarus in 2005, Scott was Director, Business Development of TransForm Pharmaceuticals, Inc until it was acquired by Johnson & Johnson. Prior to TransForm, Mr. Requadt was an M&A attorney at the NYC-based law firm of Davis Polk & Wardwell, where he represented numerous private equity, pharma and technology clients. Previously, Mr. Requadt was a law clerk for a senior judge at the Supreme Court of Canada. Mr. Requadt holds a B.Com (Economics & Finance) from McGill University (First Class Honors), a LLB (JD) from University of Toronto and an M.B.A. from Harvard Business School, where he was a Baker Scholar.

Marella Thorell, Director
Marella Thorell has served as a director of the Company since July 2019 and is currently Chairperson of Vallon Pharmaceuticals and Chief Financial Officer of Evelo Biosciences, Inc., a clinical stage biotechnology company developing a novel platform of orally delivered medicines acting on the small intestinal axis, SINTAX, with systemic therapeutic effects. Ms. Thorell has more than 25 years of experience in finance and operations. Prior to Evelo, Ms. Thorell served as Chief Accounting Officer at Centessa Pharmaceuticals plc (Nasdaq: CNTA) where she led the establishment of Centessa’s finance operations, its public company readiness activities in connection with its initial public offering and oversaw finance and accounting operations. Prior to that, she was the Chief Financial Officer of Palladio Biosciences Inc., which was acquired by Centessa in early 2021. Previously, Ms. Thorell served as Chief Financial Officer, Chief Operating Officer and Executive Director of Realm Therapeutics plc (“Realm”) until the company was acquired by ESSA in 2019. At Realm, Ms. Thorell was responsible for in-licensing and out-licensing assets, and capital strategy to fund growth and clinical development. Ms. Thorell began her career and earned her CPA at Ernst & Young, LLP. Subsequently, she worked for Campbell Soup Company in finance and operational roles of increasing responsibility and served as an executive consultant focusing on financial and human capital projects. Ms. Thorell earned a B.S. in Business from Lehigh University, magna cum laude.
Alex Martin, Director
Alex Martin has served as a director of the Company since July 2019 and is currently the Chairman of Veralox Therapeutics, the Chairman of Invaria Biotherapeutics, and Chief Executive Officer of Abcuro, a clinical stage biopharmaceutical company targeting cytotoxic T cells in autoimmune diseases. Mr. Martin brings more than 25 years of experience in senior executive roles in the life science industry, with a focus on business development, operations, and raising capital. Previously, Mr. Martin served as Chief Executive Officer at Palladio Biosciences which was acquired by Centessa Pharmaceuticals, and prior to that he was Chief Executive Officer of Realm Therapeutics until acquired by ESSA. In his career he has served as Chief Executive Officer of Affectis Pharmaceuticals, President of moksha8, Chief Operating Officer of Intercept Pharmaceuticals and Chief Finance Officer at Bioxell. Mr. Martin began his career at SmithKline Beecham Pharmaceuticals where he held roles of increasing responsibility in marketing and strategic product development, and later joined Novartis as Vice President, Global Business Development & Licensing. Mr. Martin is a guest lecturer at Wharton and Columbia Business School on biotech, entrepreneurship, and financing. Mr. Martin holds a B.A. from Cornell University and an M.B.A. from Harvard.
Sanford Zweifach, Director
Sanford Zweifach has served as a director of the Company since July 2019. Mr. Zweifach is the Acting President and CBO of IMIDomics, Inc. He is also a Non-Executive Board Member of Compugen, Inc., Chair of Carisma Therapeutics, Inc. and Executive Chair of Kaerus Biosciences, Ltd. In Mr Zweifach’s 30 years in the biotech industry he has sat on numerous other public and private boards. Mr. Zweifach was the Co-Founder and Chief Executive Officer of Nuvelution Pharma, Inc., the Co-founder and CEO of Ascendancy Healthcare, Inc., and a Partner at Reedland Capital Partners. Previously, Mr. Zweifach served as CEO of Pathways Diagnostics, Managing Director and CFO of Bay City Capital, and President and CFO of Epoch Biosciences, which was acquired by Nanogen. Mr. Zweifach received his B.A. in Biology from UC San Diego and an M.S. in Human Physiology from UC Davis.
Philip Kantoff, Director
Dr. Philip Kantoff has served as a director of the Company since September 2022. He is a director of Context Therapeutics Inc and currently serves as the Chief Executive Officer and Co-founder of Convergent Therapeutics, where he spearheads the development of precision radiopharmaceuticals for prostate cancer treatment. Previously, Dr. Kantoff served as Chairman of the Department of Medicine at Memorial Sloan Kettering Cancer Center (MSK), managing more than 500 physicians and physician-scientists, while caring for patients, running a funded laboratory and developing improved cancer therapies. Prior to MSK, Dr. Kantoff was Professor of Medicine at Harvard Medical School and the Jerome and Nancy Kohlberg Chair at Harvard Medical School, Director of the Lank Center for Genitourinary Oncology at the Dana-Farber Cancer Institute and Division Head of Solid Tumor Oncology, serving as principal investigator in significant trials developing new therapeutic targets for patients with advanced prostate cancer. During this time, Dr. Kantoff conducted laboratory research focused on the genetic epidemiology of prostate cancer, mechanisms of resistance, the role of noncoding RNAs in prostate cancer, and the discovery of biomarkers as potential prognostic tools and/or therapeutic targets. Dr. Kantoff earned both his undergraduate and medical degrees from Brown University and is board certified in internal medicine and medical oncology. He has written more than 500 articles and books and is the recipient of numerous awards celebrating his research and clinical skills.
Majority Voting Policy
The Company has adopted a majority voting policy (the “Policy”). Pursuant to the Policy, shareholders vote for the election of individual directors rather than for a fixed slate of directors. Further, in an uncontested election of directors, the votes cast in favor of the election of a director nominee must represent a majority of the shares voted and withheld for the election of the director. If that is not the case, that director must tender his or her resignation to the Chairman of the Board immediately. The Board will promptly consider such tendered resignation and the action to be taken with respect to such tendered resignation. Absent exceptional circumstances, the Board will be expected to accept the resignation tendered pursuant to the Policy, which will be effective on such date. Following the Board’s decision with respect to the tendered resignation, the Board must promptly disclose such decision via press release.
Cease Trade Orders and Bankruptcies
No proposed director of the Company is, as of the date of this proxy statement, or has been, within the ten years prior to the date hereof, a director or chief executive officer or chief financial officer of any company (including the Company) that: (i) was subject to an order that was issued while the proposed director was acting as a director, chief executive officer or chief financial officer; or (ii) was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer. For the purposes hereof, “order” means: (i) a cease trade order; (ii) an order similar to a cease trade order; or (iii) an order that denied the relevant company access to any exemption under securities legislation that was in effect for a period of more than 30 consecutive days.
No proposed director of the Company is, at the date of this proxy statement, or has been within ten years before the date of this proxy statement, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.
Penalties and Sanctions
No proposed director of the Company has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or has been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.
Individual Bankruptcies
No proposed director of the Company has, within the ten years before the date of this proxy statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.
Certain Relationships and Related Transactions
Other than as discussed below and the compensation arrangements discussed under “Executive Compensation,” since October 1, 2022, there have not been any transactions to which we are a party, nor are there any proposed transactions to which we would be a party, with related parties and which we are required to disclose pursuant to the rules of the SEC and the CSA.
Indebtedness of Directors, Executive Officers and Employees
None of our directors, executive officers, employees, former directors, former executive officers or former employees, and none of their associates, is indebted to us or another entity whose indebtedness is the subject of a guarantee, support agreement, letter of credit or other similar agreement or understanding provided by us.
Policy Regarding Related Party Transactions
All transactions (or series of transactions) exceeding $120,000 between us and our officers, directors, any person known to be the beneficial owner of more than 5% of the Common Shares and any of their affiliates or immediate family members must comply with our Related Person Transactions Policy (the “Related Person Transactions Policy”), which is posted on our website at www.essapharma.com. Under the Related Person Transactions Policy, all Related Person Transactions (as defined therein) must be approved by the disinterested members of the Company’s corporate governance and nomination committee. All directors and executive officers are also compelled under the Related Person Transactions Policy to annually complete, sign and submit questionnaires that are designed to identify actual and potential conflicts of interest, related persons and any related person transactions. The Related Person Transactions Policy was adopted after the Company no longer qualified as a Foreign Private Issuer under the Exchange Act.
Interests of Management and Others in Material Transactions
Other than as described above and elsewhere in this proxy statement, there are no material interests, direct or indirect, of any of our directors or executive officers, any shareholder that beneficially owns, or controls or directs (directly or indirectly), more than 10% of any class or series of our outstanding voting securities, or any associate or affiliate of any of the foregoing persons, in any transaction within the year ended September 30, 2022 that has materially affected or is reasonably expected to materially affect us or our subsidiaries.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act, as amended, requires directors, executive officers and beneficial owners of more than ten percent (10%) of our Common Shares to file with the SEC reports of ownership and changes in ownership of our Common Shares. Based solely on our review of electronic filings with the SEC of such reports and written representations from our executive officers and directors, we believe that all such reports were submitted on a timely basis during fiscal year 2022, except for a Form 4 reporting one transaction of a Company grant of stock options filed late by each of Alex Martin, Peter Virsik, Scott Requadt, David Wood, Sanford Zweifach, Gary Sollis, Marella Thorell, Alessandra Cesano, David Parkinson, Richard Glickman, and Franklin Berger.
Requirements under the Business Corporations Act (British Columbia)
Pursuant to the BCBCA, directors and officers are required to act honestly and in good faith with a view to the best interests of the Company. Under the BCBCA, subject to certain limited exceptions, a director who holds a disclosable interest in a material contract or transaction into which we have entered or propose to enter shall not vote on any directors’ resolution to approve the contract or transaction. A director or officer has a disclosable interest in a material contract or transaction if the director or officer:
•
is a party to the contract or transaction;

•
is a director or officer, or an individual acting in a similar capacity, of a party to the contract or transaction; or

•
has a material interest in a party to the contract or transaction.

Generally, as a matter of practice, directors or officers who have disclosed a material interest in any contract or transaction that our Board is considering will not take part in any board discussion respecting that contract or transaction. If such directors were to participate in the discussions, they would abstain from voting on any matters relating to matters in which they have disclosed a disclosable interest.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTORS.

PROPOSAL 3 — ADVISORY VOTE ON THE COMPENSATION
OF OUR NAMED EXECUTIVE OFFICERS
As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, we are providing our shareholders with the opportunity to cast an advisory vote regarding the compensation of our named executive officers as disclosed in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and related narrative discussion contained in the proxy statement for the fiscal year that ended September 30, 2022, is hereby approved.”
We believe that our executive compensation program is designed to support the Company’s long-term success.
We urge shareholders to read the “Compensation Overview” portion of this proxy statement and the related narrative and tabular compensation disclosure. The “Compensation Overview” provides detailed information regarding our executive compensation program and policies and procedures, as well as the compensation of our named executive officers.
Adoption of an advisory resolution approving the compensation of the named executive officers as disclosed in this proxy statement requires the affirmative vote of a majority of the votes cast. Abstentions will not be counted as votes cast and will have no effect on the outcome of the voting on this proposal. While this advisory vote on the compensation of our named executive officers is not binding on us, our Board or the compensation committee, we value the opinions of our shareholders. Accordingly, our Board and the compensation committee will consider the outcome of this advisory vote when making future compensation decisions for our named executive officers.
We currently hold our advisory say-on-pay vote every year. It is expected that the next advisory say-on-pay vote will occur at the 2024 annual meeting of shareholders.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL 4 — APPOINTMENT AND REMUNERATION OF AUDITORS
The members of our audit committee and our Board believe the continued retention of Davidson as our independent registered accounting firm is in the best interests of the Company and our shareholders. Ratification requires the receipt of “FOR” votes constituting a majority of the shares cast by the shareholders who vote in respect of this proposal. Representatives of Davidson are expected to attend the Meeting.
Principal Independent Accountant Fees and Services
Davidson has served as our independent registered public accounting firm since May 28, 2013.
Aggregate fees billed by our independent auditors, Davidson, for the years ended September 30, 2022 and September 30, 2021, are detailed in the table below:
	2022 ($)(5)	2021 ($)(6)
Audit Fees(1)	$37,204	$72,909
Audit Related Fees(2)	$16,818	$19,009
Tax Fees(3)	—	—
All Other Fees(4)	—	$37,308
Total Fees Paid	$54,022	$129,226

(1)
Fees for audit service on an accrued basis.

(2)
Fees not included in audit fees that are billed by the auditor for assurance and related services that are reasonably related to the performance of the audit of the financial statements.

(3)
Fees for professional services rendered for tax compliance, tax advice and tax planning.

(4)
All other fees billed by the auditor for products and services not included in the foregoing categories.

(5)
Canadian dollar amounts have been converted to U.S. dollars based on the historical Canadian to U.S. average daily rate of exchange as of September 30, 2022.

(6)
Canadian dollar amounts have been converted to U.S. dollars based on the historical Canadian to U.S. average daily rate of exchange as of September 30, 2021.

Pre-approval Policies and Procedures
Our audit committee has established a policy of reviewing, in advance, and either approving or not approving, all audit, audit-related, tax and other non-audit services that our independent registered public accounting firm provides to us. This policy requires that all services received from independent registered public accounting firms be approved in advance by the audit committee or a delegate of the audit committee. All services that Davidson provided to us in 2022 and 2021 have been pre-approved by our audit committee.
Our audit committee has determined that the provision of the services as set out above is compatible with the maintaining of Davidson’s independence in the conduct of their auditing functions
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPOINTMENT AND REMUNERATION OF DAVIDSON AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

AUDIT COMMITTEE REPORT
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing by ESSA under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.
The primary purpose of the audit committee is to oversee the Company’s financial reporting processes on behalf of the Board of Directors. Management has the primary responsibility for the Company’s financial statements and reporting processes, including the Company’s systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management ESSA’s audited financial statements and the effectiveness of the Company’s internal control over financial reporting as of and for the year ended September 30, 2022.
The audit committee has discussed with Davidson & Company LLP, the Company’s independent registered public accounting firm, the matters required to be discussed under applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the audit committee discussed with Davidson & Company LLP its independence, and received from Davidson & Company LLP the written disclosures and the letter required by applicable requirements of the PCAOB. Finally, the audit committee discussed with Davidson & Company LLP, with and without management present, the scope and results of Davidson & Company LLP’s audit of such financial statements.
Based on these reviews and discussions, the audit committee recommended to the Board of Directors that such audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2022, as filed with the SEC on December 13, 2022.
Audit Committee of the Board of Directors
Franklin Berger (Chair)
Gary Sollis
Sanford Zweifach
Marella Thorell

EXECUTIVE COMPENSATION
Compensation Overview
This Compensation Overview describes the Company’s executive compensation philosophy and how the Company implemented this philosophy through our 2022 compensation program for our principal executive officer and our three other most highly compensated executive officers serving for the fiscal year that ended September 30, 2022 (the “named executive officers” or “NEOs”). The named executive officers who are the subject of this compensation discussion are:
•
David R. Parkinson, President and Chief Executive Officer;

•
Peter Virsik, Executive Vice President and Chief Operating Officer;

•
Alessandra Cesano, Chief Medical Officer; and

•
David Wood, Chief Financial Officer.

This discussion may contain forward-looking statements that are based on the Company’s current plans, considerations, expectations and projections regarding future compensation programs. Actual compensation programs adopted in the future may differ materially from the various planned programs summarized in this discussion.
We strive to maintain an executive compensation program which reflects best practices. We compensate our executive officers with a combination of base salary, cash bonus and equity compensation awards. Share awards are intended to recognize an executive officer’s scope of responsibilities, reward demonstrated performance and leadership and motivate continued employment and high levels of service. In particular, our executive compensation program:
•
Does not provide guaranteed salary increases or cash bonuses;

•
Provides for a large percentage of executive compensation to be “at-risk” and tied to attainment of our business objectives;

•
Does not include any tax “gross-ups” or excessive perquisites;

•
Includes an annual assessment of named executive officer compensation against market trends and best practices; and

•
Includes holistic performance evaluations.

The paragraphs that follow provide an overview and analysis of the Company’s compensation program and policies, the material compensation decisions made under those programs and policies, and the material factors that were considered in making those decisions. Following this section, you will find a series of tables containing specific information about the compensation earned or paid in fiscal year ended September 30, 2022 to our named executive officers.
Compensation Philosophy
The goal of our compensation program is to attract, retain and motivate our employees and executives, including our named executive officers. The compensation committee is responsible for setting our executive compensation and reviewing and recommending, for the approval of the Board of Directors, the Company’s annual corporate performance objectives. In considering executive compensation, the compensation committee strives to ensure that our total compensation is competitive within the industry in which we operate and supports our overall strategy and corporate objectives. The combination of base salary, annual incentives and long-term incentives that we provide our executives is designed to accomplish this.
Compensation Objectives
The objectives of our compensation program are to:
•
attract and retain highly qualified executive officers who have a history of proven success;

•
align the interests of executive officers with our shareholders’ interests and with our business strategy and corporate goals;

•
motivate and reward our executive officers through competitive pay practices and an appropriate mix of short- and long-term incentives; and

•
evaluate and reward executive performance on the basis of achievement of program development goals and key financial measurements which we believe closely correlate to long-term shareholder value.

Role of the Compensation Committee
During fiscal year ended September 30, 2022, the compensation committee’s work included the following:
•
Executive Compensation Review — The compensation committee reviewed compensation practices and policies with respect to our executives against market practice. This reference exercise included a review of base salary, total cash compensation and total direct compensation.

•
Corporate Goals and Objectives — The compensation committee reviewed the corporate goals and objectives applicable to the compensation of the Company’s executives, including the Chief Executive Officer, and evaluated the Chief Executive Officer’s performance in light of those goals and objectives. Based on this review and evaluation, the compensation committee approved the 2022 compensation for the Company’s executives, including each of the named executive officers (other than the Chief Executive Officer) and recommended the 2022 compensation for the Chief Executive Officer, which recommendation was approved by the Board of Directors.

•
Long-Term Incentive Compensation — The compensation committee reviewed the effectiveness of all outstanding incentive compensation plans and equity-based plans.

In reaching its decisions, the compensation committee may consider input from management and other factors that the compensation committee considers appropriate, including factors and considerations other than the information and/or recommendations provided by management.
Elements of Compensation
ESSA’s compensation philosophy for NEOs is focused on its belief that capable and qualified employees are critical to the Company’s success. Therefore, its compensation program is designed to attract the very best individuals in each expertise area critical for the Company’s success and to use salaries and long-term incentive compensation in the form of stock options or other suitable long-term incentives to attract and retain such employees. In making its determinations regarding the various elements of executive stock option grants, ESSA will seek to meet the following objectives:
(a)
to attract, retain and motivate talented executives who create and sustain ESSA’s continued success within the context of compensation paid by other companies of comparable size engaged in similar business in appropriate regions;

(b)
to align the interests of the NEOs with the interests of shareholders of ESSA; and

(c)
to incentivize extraordinary performance from the Company’s key employees.

Base Salary.   The base salary review of any NEO takes into consideration the current competitive market conditions, experience, proven or expected performance, and the particular skills of the NEO. Base salary is not evaluated against a formal “peer group.”
Performance-Based Cash Bonuses.   The Company utilizes discretionary cash bonuses informed by achievement of Company and individual performance metrics. The amount of cash bonus compensation is typically based on timely achievement of specific pre-agreed milestones, selected based upon consideration of its impact on shareholder value creation and the ability of the Company to achieve such milestone during a specific interval. The amount of bonus compensation will be determined based upon achievement of the milestone, its importance to the Company’s near and long-term goals at the time such bonus is being considered, the bonus compensation awarded to similarly situated executives in similarly situated development stage life-sciences companies and any other factors the Company may consider appropriate at the time such performance-based bonuses are decided upon. The quantity of bonus will normally be a percentage of base salary not to exceed 100%. However, in exceptional circumstances, the quantity of bonus paid may be connected to the shareholder value creation embodied in the pre-agreed milestones.
The discretionary bonuses available to the NEOs for the fiscal year ended September 30, 2022 were:
NEO	BONUS PAYABLE
Dr. David R. Parkinson (CEO)	Up to 50% of Base Salary
Peter Virsik (EVP & COO)	Up to 40% of Base Salary
Alessandra Cesano (CMO)	Up to 40% of Base Salary
David Wood (CFO)	Up to 40% of Base Salary
Equity Compensation.   Options and restricted share units (“RSUs”) are a key compensation element for companies such as ESSA. Because many of the most capable employees in ESSA’s industry work for pharmaceutical companies who can offer attractive cash and bonus compensation and a high level of employment security, stock options and RSUs represent a compensation element that balances the potential perceived loss of employment security that such employees must accept when moving to a development-stage company like ESSA. Equity compensation is also an important component of aligning the objectives of ESSA’s employees with those of ESSA’s shareholders. ESSA has issued significant stock option awards to senior employees, including the NEOs. The precise amount of options to be granted is governed by, among other factors, the importance of the employee’s role within ESSA, by the competitive environment within which ESSA operates and by the regulatory limits on stock option and RSU grants that cover organizations such as ESSA. Historically, we have granted equity awards in the form of stock options, although ESSA also maintains the ability to issue RSUs, share appreciation rights, restricted share awards and share-based awards, either alone or in addition to other awards. Previous grants of stock options are also taken into account when considering new grants. This reflects ESSA’s commitment to attracting and retaining world-class expertise.
Risk Management
As part of its normal practice, the compensation committee evaluates the risk-taking incentives created by our compensation policies and practices and has concluded that such incentives are not reasonably likely to have a material adverse effect on the Company.
Policy Against Speculation in and Hedging of Company Securities
Pursuant to the ESSA Pharma Inc. Disclosure And Insider Trading Policy, our executives and directors are prohibited from speculating in or purchasing financial instruments (including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds) designed to hedge or offset a decrease in the market value of our securities, including securities granted as compensation or held, directly or indirectly, by the executive or director.

Summary Compensation Table
The following table sets forth information regarding the compensation paid to, awarded to, or earned by each of the NEOs for our fiscal years ended September 30, 2021 and 2022:
Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Option Award(2) ($)	All Other(3) ($)	Total ($)
David R. Parkinson	2022	548,625	249,375	124,003	—	922,003
Chief Executive Officer and President	2021	518,266	311,290	1,445,565	—	2,275,121
Peter Virsik	2022	450,306	165,902	50,231	9,150	675,589
Executive Vice President and Chief Operating Officer	2021	427,850	210,203	1,083,404	8,700	1,730,157
Alessandra Cesano	2022	437,019	161,007	50,231	—	648,257
Chief Medical Officer	2021	415,808	205,000	311,807	—	932,615
David Wood	2022	406,650	149,908	50,231	16,759	623,548
Chief Financial Officer	2021	380,844	136,125	541,956	15,379	1,074,304

(1)
The amounts set forth in this column reflect the dollar value of incentive bonuses, as discussed further above under “Executive Compensation — Elements of Compensation — Performance-Based Cash Bonus.”

(2)
The amounts set forth in this column reflect the aggregate grant date fair value for stock option awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation- Stock Compensation. The assumptions used to calculate these figures are described in Note 9 of the financial statements included in the Company’s Annual Report on Form 10-K for 2022. The grant date fair values for fiscal 2021 have been corrected from those previously disclosed and now reflect the grant date fair value for options granted in such fiscal year.

(3)
The amounts set forth in this column reflect the dollar value of employer matching contributions to the Company’s 401(k) Plan, in the case of Peter Virsik, and the Company Registered Retirement Savings Plan, in the case of David Wood, each as detailed below under “Employee Benefit Plans.”

Narrative Disclosure to Summary Compensation Table
On January 7, 2016, the Company entered into an employment agreement with Dr. David Parkinson setting forth the terms and conditions of his employment as President and Chief Executive Officer, which provided for his initial base salary and included, among other things, provisions regarding confidentiality, ownership of developments, non-competition and non-solicitation, as well as eligibility for our incentive plans. This agreement set forth termination and change of control provisions. Dr. Parkinson is entitled to a payment of one year of base salary upon termination without cause. This amount increases to 18 months if the termination without cause occurs after a change of control event or within 60 days prior to a change of control event where such event was under consideration at the time of termination. Immediate vesting of all stock options occurs upon a change of control event.
On August 1, 2016, the Company entered into an employment agreement with Peter Virsik which set forth the terms and conditions of his employment as Executive Vice President and Chief Operating Officer, and provided for his initial base salary as well as provisions regarding confidentiality, ownership of developments, non-competition and non-solicitation, as well as eligibility for the Company’s incentive plans. The agreement was amended June 25, 2019 to revise termination provisions, such that Mr. Virsik would be entitled to payment of one year of base salary upon termination without cause. This amount increases to 18 months if the termination without cause occurs within 18 months after a change of control event. Immediate vesting of all stock options occurs upon a change of control event.
Following a period when Dr. Alessandra Cesano acted as a consultant to ESSA, the Company entered into an employment agreement with Dr. Cesano on July 1st, 2019, which set forth the terms and conditions of Dr. Cesano’s employment as Chief Medical Officer, and provided for her initial base salary, provisions regarding confidentiality, ownership of developments, non-competition and non-solicitation, as well as eligibility for ESSA’s incentive plans. The agreement was amended June 25, 2019 to revise termination provisions, such that Dr. Cesano would be entitled to payment of one year of base salary upon termination without cause. This amount increases to 18 months if the termination without cause occurs within 18 months after a change of control event. Immediate vesting of all stock options occurs upon a change of control event.
The Company entered into an employment agreement with David Wood on August 1, 2014, which set forth the terms and conditions of his employment as Chief Financial Officer, including his initial base salary, provisions regarding confidentiality, ownership of developments, non-competition and non-solicitation, as well as eligibility for incentive plans. The agreement was amended June 25, 2019 to revise termination provisions, such that Mr. Wood would be entitled to payment of one year of base salary upon termination without cause. This amount increases to 18 months if the termination without cause occurs within 18 months after a change of control event. Immediate vesting of all stock options occurs upon a change of control event.
Under the Company’s incentive plan, stock option grants may be made upon the recommendation of the Compensation Committee. Historically grants are made to all employees with consideration given to making awards appropriate to an individual’s position in the Company. The Compensation Committee considers grants on an annual basis, considering timing since last grant, number of stock options available in the pool, and other considerations such as future hires, promotion relate grants, and the impact of any recent financing. Although the Company has not established a formal granting cycle, the Compensation Committee generally considers stock option grants when its assesses annual performance related cash bonuses. The most recent cycle of annual grants made to employees including the named executive officers described above totaled 982,500 stock options granted under the standard vesting terms such that 25% vest after 12 months from date of grant with the remaining 75% vesting in 36 equal installments with the first installment vesting at the end of the 13th month and subsequent installments vesting every one month anniversary thereafter.
Outstanding Equity Awards at Fiscal Year-End Table
The following table sets forth information regarding outstanding equity awards for each of the NEOs for our fiscal year ended September 30, 2022:
Name	Option Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Option (#)	Option Exercise Price ($)	Option Expiration Date
David R. Parkinson	2,500	—	—	4.00	2025/06/23
Chief Executive Officer and	30,000	—	—	4.00	2026/01/12
President	235,000	—	—	4.00	2028/02/21
	40,312	4,688	—	3.81	2029/02/08
	749,969	278,561	—	3.23	2029/10/04
	125,030	46,440	—	3.23	2029/10/07
	233,579	300,317	—	7.00	2030/12/11
	—	222,500	—	3.60	2032/06/29
Peter Virsik	14,500	—	—	4.00	2026/08/09
Executive Vice President and	173,000	—	—	4.00	2028/02/21

Name	Option Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Option (#)	Option Exercise Price ($)	Option Expiration Date
Chief Operating Officer	35,833	4,167	—	3.81	2029/02/08
	707,291	269,709	—	3.23	2029/10/07
	175,000	225,000	—	7.00	2030/12/11
	—	90,000	—	3.60	2032/06/29
Alessandra Cesano	22,395	2,605	—	3.81	2029/02/08
Chief Medical Officer	291,666	108,334	—	3.23	2029/10/07
	50,312	64,688	—	7.00	2030/12/11
	—	90,000	—	3.60	2032/06/29
David Wood	66,250	—	—	4.00	2025/06/23
Chief Financial Officer	3,750	—	—	4.00	2026/01/12
	10,000	—	—	4.00	2028/02/21
	22,395	2,605	—	3.81	2029/02/08
	240,625	89,375	—	3.23	2029/10/07
	87,500	112,500	—	7.00	2030/12/11
	—	90,000	—	3.60	2032/06/29

(1)
Options vest in equal installments over 48 months from the date of the grant, in each case the date ten years prior to the Option Expiration Date presented above.

Option Exercises and Stock Vested Table
None of our NEOs exercised options during the fiscal year ended September 30, 2022. Our NEOs received stock option awards on June 22, 2022, with 222,500, 90,000, 90,000 and 90,000 stock options awarded to David R. Parkinson, Peter Virsik, Alessandra Cesano and David Wood, respectively.
Executive Employment Arrangements and Potential Payments upon Termination or Change in Control
Key provisions of the employment agreements of our named executive officers are described below.
Except as described below, there are no contracts, agreements, plans or arrangements that provide for payments to a NEO at, following, or in connection with any termination (whether voluntary, involuntary or constructive), resignation, retirement, a change in control of the Company or its subsidiary or a change in a NEO’s responsibilities (excluding perquisites and other personal benefits if the aggregate of this compensation is less than USD $10,000).
The Company has entered into employment agreements with each NEO, which provide for certain rights upon termination of employment or a change of control of ESSA. ESSA believes that these provisions of the NEO employment agreements or consulting agreements are reasonable in the context of similar-sized biopharmaceutical companies.
Specific termination and change-of-control provisions of each named executive officer include:
For Dr. David R. Parkinson:

•
A payment of one year of base salary upon termination without cause. This amount increases to 18 months if the termination without cause occurs after a change of control event or within 60 days prior to a change of control event where such event was under consideration at the time of termination.

•
Immediate vesting of all stock options upon occurrence of a change of control event.

For Peter Virsik:
•
A payment of one year of base salary upon termination without cause. This amount increases to 18 months if the termination without cause occurs within 18 months after a change of control event.

•
Immediate vesting of all stock options upon occurrence of a change of control event.

For Alessandra Cesano:
•
A payment of one year of base salary upon termination without cause. This amount increases to 18 months if the termination without cause occurs within 18 months after a change of control event.

•
Immediate vesting of all stock options upon occurrence of a change of control event.

For David Wood:
•
A payment of one year of base salary upon termination without cause. This amount increases to 18 months if the termination without cause occurs within 18 months after a change of control event.

•
Immediate vesting of all stock options upon occurrence of a change of control event.

Employee Benefit Plans
Our executive officers receive medical, dental, life insurance and other benefits generally made available to all of our employees.
Pension Benefits
We do not have any qualified or non-qualified defined benefit pension plans.
Non-qualified Deferred Compensation
We do not have any non-qualified defined contribution plans or other deferred compensation plans.
401(k) Plan
Our executive officers resident in the United States are eligible, along with all other U.S.-based employees, to participate in a 401(k) plan. Under this plan, the Company matches the amount contributed by each executive officer into a 401(k) plan up to a predetermined percentage of annual salary, which is currently 3%, with Company matching contributions not to exceed limits set by the Internal Revenue Service in any given year.
Registered Retirement Savings Plan
Our executive officers resident in Canada are eligible, along with all other employees resident in Canada, to participate in our registered retirement savings plan (“RRSP”) matching program. Under this program, we match the amount contributed by each executive officer into an RRSP plan, up to a predetermined percentage of annual salary, which is currently 3%.
Equity Compensation
On February 25, 2021, our shareholders approved a new equity compensation plan, the ESSA Pharma Inc. 2021 Omnibus Incentive Plan (the “Omnibus Plan”). The purposes of the Omnibus Plan are to provide an additional incentive to selected officers, employees, non-employee directors and consultants of the Company or its affiliates whose contributions are essential to the growth and success of the Company, strengthen the commitment of such individuals to the Company and its affiliates, motivate those individuals to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. The Omnibus Plan authorizes the Administrator (as defined in the Omnibus Plan) to provide equity-based compensation in the form of stock options, share appreciation rights, restricted shares, RSUs, share bonuses, other share-based awards and cash awards for the purpose of providing the Company’s non-employee directors, employees and consultants incentives and rewards for superior performance.
Prior to the adoption of the Omnibus Plan, the Company issued equity compensation pursuant to the Company’s amended and restated stock option plan (the “Legacy Option Plan”), Amended and Restated Restricted Share Unit Plan (the “RSU Plan”) and Employee Stock Purchase Plan. Since the adoption of the Omnibus Plan, no further grants have been made under the Legacy Option Plan or RSU Plan, though existing grants under the Legacy Option Plan will continue in effect in accordance with their terms.

DIRECTOR COMPENSATION
In October 2019, the Board adopted a compensation plan for non-executive members of the Board. Pursuant to this compensation plan, both cash payments and stock options are offered to non-executive directors. Directors who are officers, employees or consultants of ESSA will receive no compensation under the terms of this compensation plan. The written charter of our compensation committee provides that the compensation committee will review compensation for members of our Board of Directors as necessary, based on a consideration of factors and issues relevant to the Company. Compensation for non-executive directors is determined by the Board, with input from the compensation committee with respect to such compensation.
Cash Compensation for Directors
We generally provide the below annual cash retainer fees for service on our Board of Directors and committees. The fees for service on committees are in addition to the annual retainer fees for service on the Board of Directors.
Amount ($)
Board of Directors:
Member	$35,000
Chair	$60,000
Audit Committee:
Member	$7,000
Chair	$15,000
Compensation Committee:
Member	$6,000
Chair	$12,000
Corporate Governance & Nomination Committee:
Member	$4,000
Chair	$8,000
Equity Compensation for Directors
We grant members of the Board of Directors an initial grant of stock options in connection with appointment to the Board of Directors, which vest ratably in 36 monthly installments. In 2022, the initial grant was 50,000 stock options.
We grant an annual award of stock options to each member of the Board of Directors, which we typically grant on or about the date of our annual general meeting. Annual award options vest in full on the date of the first annual general meeting following the grant date. In 2022, the annual grant was 22,500 stock options.
Expense Reimbursement
Each member of our Board of Directors is also entitled to reimbursement for reasonable travel and other expenses incurred in connection with attending board meetings and meetings for any committee on which he or she serves. These amounts are not included in the table above.
The following table presents the compensation awarded to, earned by or paid to our directors (other than Dr. Parkinson, whose compensation is provided in the Summary Compensation Table above and who does not receive additional compensation for Board service) for the year ended September 30, 2022. We do not currently have director compensation in the form of share-based awards (other than the stock options discussed above), non-equity incentive plan compensation or non-qualified deferred compensation.

Director Compensation Table
The following table sets forth information regarding the compensation paid, awarded to, or earned for each of the Company’s directors for our fiscal year ended September 30, 2022:
Name(1)	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Richard Glickman	$70,000	$33,109	—	$103,109
Chairman
Gary Sollis	$50,000	$21,282	—	$71,282
Corporate Governance and Nomination Committee Chair
Franklin Berger	$54,000	$21,282	—	$75,282
Audit Committee Chair
Scott Requadt	$47,000	$21,282	—	$68,282
Compensation Committee Chair
Alex Martin	$35,000	$21,282	—	$56,282
Philip Kantoff	$2,917	$11,303	—	$14,220
Marella Thorell	$36,167	$21,282	—	$57,449
Sanford Zweifach	$48,000	$21,282	—	$69,282

(1)
Dr. David R. Parkinson does not receive any additional compensation for service as an employee director of the Company. Full information regarding Dr. Parkinson’s compensation as CEO is set out in the table under the heading “Executive Compensation — Summary Compensation Table.”

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth summary information relating to our Omnibus Incentive Plan, the Legacy Option Plan and employee stock purchase plan (“ESPP”) as of September 30, 2022:
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (as at September 30, 2022)	Weighted-average exercise price of outstanding options, warrants and rights(2) (as at September 30, 2022)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (as at September 30, 2022)
Equity compensation plans approved by securityholders(1)	7,902,061	$5.13	758,820
Equity compensation plans not approved by securityholders	—	—	—
Total	7,902,061	$5.13	758,820

(1)
The current purchase period under the ESPP commenced on January 1, 2023, and ends on June 30, 2023. The number of shares to be available for purchase under the ESPP during the current period has not yet been determined, and the maximum value of shares that can be purchased under the ESPP in any year by an employee is $25,000.

(2)
RSUs involve the issuance of the underlying Common Shares upon vesting and do not require the holder to pay an exercise price. As of September 30, 2022, the Company has no outstanding RSUs. The figures in this column are therefore only applicable to stock options.

DIRECTORS’ APPROVAL
The contents of this proxy statement and its distribution to shareholders have been approved by the Board of the Company.
DATED at Vancouver, British Columbia, January 24, 2023.
BY ORDER OF THE BOARD
/s/ David R. Parkinson
David R. Parkinson
President, Chief Executive Officer and Director

SCHEDULE A
ESSA PHARMA INC.
CORPORATE GOVERNANCE GUIDELINES
Purpose
The board of directors (the “Board”) of ESSA Pharma Inc. (the “Corporation”) is responsible for the proper stewardship of the Corporation. The Board’s role is to represent the shareholders to select the appropriate Chief Executive Officer (“CEO”) of the Corporation, assess and approve the strategic direction of the Corporation, oversee the processes for risk assessment, management and internal control, monitor management performance against agreed benchmarks, develop the Corporation’s approach to corporate governance, and assure the integrity of financial reports.
Board Composition; Meetings
Membership Criteria
1.
The Board shall be comprised of a majority of directors who qualify as “independent” directors within the meaning of the listing standards of the Nasdaq Stock Market. The Board will have the number of directors as may be determined in accordance with the Business Corporations Act (British Columbia) and the Corporation’s articles of incorporation.

Selection of Directors
2.
Composition of the Board will be reviewed on an annual basis. The Corporate Governance and Nomination Committee (the “CGNC”), in consultation with the CEO, is responsible for identifying and recommending new nominees with appropriate skills to the Board. In making nominee recommendations, the CGNC will consider:

(a)
the competencies, skills and diversity of view, experience, skillset, gender and ethnicity considered necessary for the Board as a whole to possess;

(b)
the competencies, skills and diversity that each existing director brings to the Board;

(c)
the competencies, skills and diversity each new nominee would bring to the Board; and

(d)
whether the nominee will be an independent director.

The Board believes that board diversity is important to serving the long-term interests of shareholders. To reflect its commitment to diversity, in connection with the use of a third-party search firm to identify potential director candidates, the CGNC will instruct the search firm to include in its initial list of candidates qualified candidates who reflect diverse backgrounds, including diversity of gender and race or ethnicity. The Board does not believe that term limits or a mandatory retirement age are appropriate at this time.
3.
In addition, the CGNC will consider whether each nominee and existing director can devote sufficient time and resources to his or her duties as a member of the Board. In this regard, without specific approval from the CGNC, the CGNC shall consider the number of other public company boards and other boards (or comparable governing bodies) on which a prospective nominee or a director is a member and require that any non-CEO directors cannot sit on more than five public company boards, and also that directors cannot sit on more than three audit committees, unless (i) the CGNC determines that such simultaneous service would not impair the ability of such member to effectively serve on the Corporation’s Board or Audit Committee (as applicable) and (ii) the Corporation discloses such determination either on or though the Corporation’s website or in its annual proxy statement. Directors shall provide prior written notice to the chair of the CGNC of any proposed service on the board of directors of a public or private company.

4.
Directors shall notify the chair of the CGNC in the event of any significant change in their primary employment or job responsibilities. The CGNC shall consider and recommend to the Board whether the director should continue to serve on the Board in light of the circumstances.

Board Leadership
5.
The Board will appoint chairman of the Board (the “Chairman”) in the manner that it determines to be in the best interests of the Corporation. If the Chairman is not an independent director, the independent directors shall select an independent director who will act as “Lead Director” and who will assume responsibility for providing leadership to enhance the effectiveness and independence of the Board. If the Chairman is an independent director then the duties of the Lead Director described herein shall be a part of the duties of the Chairman. The Lead Director will assist the Board in discharging its stewardship function and provide advice, counsel and mentorship to the CEO, particularly with respect to matters of strategic significance to the Corporation.

6.
The Lead Director will promote the delivery of information to the directors on a timely basis, keep the directors fully apprised of all matters which are material to directors at all times, and ensure that the information requested by any director is provided and meets the needs of that director. The Lead Director’s duties will include coordinating the activities of the independent directors, coordinating the agenda for and moderating sessions of the Board’s independent directors and other non-management directors, and facilitating communications between the other members of the Board.

7.
In performing the duties described above, the Lead Director is expected to consult with the chairpersons of the appropriate Board committees and solicit their participation in order to avoid diluting the authority or responsibilities of such committee chairpersons.

Meetings
8.
The Board will meet as required, but at least once quarterly.

9.
The independent directors will meet in executive session, without the non-independent directors and members of management, at each regularly scheduled Board meeting. The Chairman (if independent) or the Lead Director shall preside over such executive sessions.

Meeting Preparation and Attendance
10.
In connection with each meeting of the Board and each meeting of a committee of the Board of which a director is a member, each director will:

(a)
review in advance the materials provided to the directors in connection with the meeting and be adequately prepared for the meeting; and

(b)
attend each meeting in person, by phone or by video-conference depending on the format of the meeting, to the extent practicable.

The Board’s Roles and Responsibilities
Corporate Planning
1.
The Board will:

(a)
review its strategic planning process and approve a strategic plan each year which takes into account, among other things, the opportunities and risks of the Corporation; and

(b)
approve and monitor, on an annual basis, the operational plans and budgets of the Corporation submitted by management.

Risk Management and Ethics
2.
The Board will oversee:

(a)
legal and regulatory compliance and ensure that the business of the Corporation is conducted according to the highest ethical standards; and

(b)
the identification and management of the principal risks, including financial risks and other risks that the Corporation must face in the course of its business.

Supervision of Management
3.
The Board will:

(a)
periodically review its succession planning for the CEO and senior management;

(b)
establish corporate objectives for the CEO annually and evaluate the performance of the CEO against these corporate objectives;

(c)
consider and approve major business initiatives and corporate transactions proposed by management; and

(d)
oversee the Corporation’s implementation of internal control and management information systems.

Management of Board Affairs
4.
The Board will:

(a)
develop a process for the orientation and education of new members of the Board;

(b)
support continuing education opportunities for all members of the Board;

(c)
in conjunction with the CGNC, assess the participation, contributions and effectiveness of the Chairman and individual board members on an annual basis; and

(d)
annually review and assess the performance, effectiveness and contribution of the Board and its committees and consider any recommended changes to the Corporation’s policies and procedures.

5.
The Board has established the following standing committees: the Audit Committee, the Compensation Committee and the CGNC. The Board may establish additional committees of the Board it deems necessary to assist it in fulfilling its responsibilities.

Reporting
6.
The Board will report to the shareholders of the Corporation and will develop, in its discretion, a formal or informal communication policy for the Corporation that includes measures for receiving feedback from the Corporation’s shareholders.

Board Access; Outside Advisers
7.
Board members will have access to the Corporation’s management and, as appropriate, to the Corporation’s outside advisers. Board members shall coordinate such access through the Chairman or Lead Director, as applicable, and the CEO, and Board members will use judgment to ensure that this access is not distracting to the business operation of the Corporation. In addition, members of management may be invited to attend Board meetings where they may share relevant information or insight related to business discussed at the meeting and facilitate oversight over appropriate business operation of the Corporation.

8.
The Board and each of its committees will have the power to hire and terminate, at the Corporation’s expense, legal counsel, accountants, consultants or other advisers as the Board or any such committee deems necessary.

Board Compensation
1.
The Board will determine the form and amount of non-employee director compensation upon the recommendation of the Compensation Committee, which will periodically review the level and form of the Corporation’s director compensation.

Approved by the Board: January 20, 2023

QUESTIONS MAY BE DIRECTED TO THE PROXY SOLICITATION AGENT:
NORTH AMERICAN TOLL FREE:
1-877-452-7184
COLLECT OUTSIDE NORTH AMERICA:
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ESSA PHARMA INC.Security ClassHolder Account NumberForm of Proxy - Annual General Meeting to be held on March 9, 2023This Form of Proxy is solicited by and on behalf of Management.Notes to proxy1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or anyadjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert thename of your chosen proxyholder in the space provided (see reverse).2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are votingon behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints theManagement Nominees listed on the reverse, this proxy will be voted as recommended by Management.6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with theinstructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that mayproperly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.8. This proxy should be read in conjunction with the accompanying documentation provided by Management.Proxies submitted must be received by 2:00 pm (Pacific Time), on March 7, 2023.VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!To Vote Using the Telephone• Call the number listed BELOW from a touch tonetelephone.1-866-732-VOTE (8683) Toll FreeTo Vote Using the Internet• Go to the following web site:www.investorvote.com• Smartphone?Scan the QR code to vote now.If you vote by telephone or the Internet, DO NOT mail back this proxy.Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of thisproxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.CONTROL NUMBER

Appointment of Proxyholder

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

	For	Against
1. **Number of Directors** To set the number of Directors at nine (9).	☐	☐

2. **Election of Directors**

	For	Withhold		For	Withhold		For	Withhold
01. David R. Parkinson	☐	☐	02. Richard M. Glickman	☐	☐	03. Gary Sollis	☐	☐
04. Franklin M. Berger	☐	☐	05. Scott Requadt	☐	☐	06. Marella Thorell	☐	☐
07. Alex Martin	☐	☐	08. Sanford Zweifach	☐	☐	09. Philip Kantoff	☐	☐

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Signature of Proxyholder

Signature(s)

Date

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Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Appointment of ProxyholderI/We being holder(s) of securities of ESSA Pharma Inc. (the “Company”)hereby appoint: Richard Glickman, or failing this person, David R. Parkinson,or failing this person, David Wood (the "Management Nominees")OR Print the name of the person you areappointing if this person is someoneother than the ManagementNominees listed herein.as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have beengiven, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General Meeting of shareholders of the Company to be held virtually on March 9, 2023at 2:00 pm (Pacific time), and at any adjournment or postponement thereof.VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.1. Number of DirectorsTo set the number of Directors at nine (9).For Against2. Election of Directors01. David R. ParkinsonFor Withhold02. Richard M. GlickmanFor Withhold03. Gary SollisFor Withhold04. Franklin M. Berger 05. Scott Requadt 06. Marella Thorell07. Alex Martin 08. Sanford Zweifach 09. Philip Kantoff3. Appointment of AuditorsAppointment of Davidson & Company LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.For Withhold4. Advisory Vote on Executive CompensationThe approval, on a non-binding, advisory basis, of the compensation paid to the Company's named executive officers.For AgainstSignature of ProxyholderI/We authorize you to act in accordance with my/our instructions set out above. I/We herebyrevoke any proxy previously given with respect to the Meeting. If no voting instructions areindicated above, and the proxy appoints the Management Nominees, this Proxy will bevoted as recommended by Management.Signature(s) DateInterim Financial Statements - Mark this box if you wouldlike to receive Interim Financial Statements andaccompanying Management’s Discussion and Analysis bymail.Annual Financial Statements - Mark this box if you wouldlike to receive the Annual Financial Statements andaccompanying Management’s Discussion and Analysis bymail.If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.E P H Q 3 4 8 8 4 3 A R 1